UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2018

Date of reporting period:  September 30, 2018

Item 1. Reports to Stockholders.

Annual Report September 30, 2018	SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

Each a series of Advisors Series Trust (the “Trust”)

	SHENKMAN CAPITAL		Institutional
	FLOATING RATE	Class F	Class
	HIGH INCOME FUND	(SFHFX)	(SFHIX)

	SHENKMAN CAPITAL				Institutional
	SHORT DURATION	Class A	Class C	Class F	Class
	HIGH INCOME FUND	(SCFAX)	(SCFCX)	(SCFFX)	(SCFIX)

c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701 1-855-SHENKMAN (1-855-743-6562)

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2018

Dear Shareholder,

The Shenkman Capital Floating Rate High Income Fund’s (the “Fund”) Institutional Share Class (SFHIX) had a net return of +5.04%1 during the trailing 12-month period ended September 30, 2018 (the “Period”), outperforming the S&P/LSTA B- and Above Leveraged Loan Index (the “B- and Above Index”) by 16bps. Similar to the overall loan market, the Fund was also positive for all twelve months and also had a strong 3Q18, with a quarterly net return of +2.16%.  Class F (SFHFX) had a net return of +5.12% during the Period.

The overall loan market continues to perform well, with the rally that started in March 2016 continuing into the past year. In fact, the third quarter of 2018 marked the 11th consecutive quarter of positive returns for the leveraged loan market., The S&P/LSTA Leveraged Loan Index (the “Index”) returned +5.19% for the Period, just shy of the +5.31% return for the previous twelve months.

While all twelve months in the Period were positive, the market was not in full rally mode as average prices declined in eight of the twelve months in large part due to spread duration rather than credit concerns. However, in all eight of those months, coupon income helped offset the price losses and total return was positive. The market did end the Period on a strong note, as the third quarter of 2018 saw a return of +1.84%, the highest quarterly return since 4Q16.

The B- and Above Index, which we believe tends to be a more conservative benchmark than the Index, also fared well with a return of +4.88% for the Period, 31bps below the Index. On average about 8-9% of the loans in the Index are rated CCC or lower and therefore are not in the B- and Above Index. Those CCC and lower loans performed very well with a return of +11.42% during the Period.

Fund Overview and Performance

The Fund seeks to generate high current income through active selection of investments in the leveraged loan universe. For liquidity purposes, the Fund targets an allocation of approximately 15% of assets in cash and shorter duration bonds. As of September 30, 2018, 80% of the Fund’s assets were invested in bank loans, 11% in high yield bonds, and 8% in cash.  Our target cash allocation remains approximately 2%, and cash was abnormally high at month-end due to flows and pending loan settlements.

The Fund was conservatively positioned during the Period with approximately half the Index’s average weight in CCC & Below (3.2% vs 6.5%), loans priced less than 90 (2.35% vs 5.04%), and second-lien loans
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[1]	Performance presented includes a 9/30/2017 trade date adjustment to net asset value per share.

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(1.4% vs 3.4%). As loans traded up during the Period, we revisited the relative value of owning riskier sectors and reduced our weightings accordingly. Currently, we are even more conservatively positioned having reduced from roughly half of the Index’s weight to roughly a quarter in CCCs, loans less than 90, and second-liens. Despite the significant underweight of in risk sectors, the Fund has managed to deliver performance similar to the Index largely by being underweight a few key sectors and issuers that underperformed during the Period. For example, of the 16 issuers that were down more than 10% for the Period in the Index, the Fund only had exposure to one. At the industry level, the Fund’s underweight and positive selection in Retailers (Except Food & Drug) and Lodging & Casinos generated 6bps and 4bps, respectively, of total attribution relative to the Index.

The Fund’s three largest industry exposures were Business Equipment & Services, Electronics/Electrical, and Health Care for a combined 23.5% of the Fund. Relative to the Index, however, Electronics/Electrical is the Fund’s largest underweight with a weight of 7.9% vs 13.0% in the Index. As of September 30, 2018, the Fund’s average price was $99.61, which is approximately a point higher than it was a year earlier. The Fund’s yield was 5.76%, and its discount margin was 341bps.  The Fund remains well-diversified, with investments in 285 issuers across 32 industries as of September 30, 2018.

Market Commentary

As mentioned earlier, the Period can largely be characterized by the continuation of the rally that started in March 2016. Risk was mostly in vogue during the Period. The riskiest sectors had already been doing well following the sell-off in early-2016, but continued to outperform during the Period. By rating, loans rated CCC in the Index returned +11.75%, while Single-Bs and Double-Bs gained 5.44% and 4.32%, respectively, during the Period.

Further evidence of the risk rally during the Period can be seen by examining industry level returns. Within the Index, every industry sector posted positive returns during the Period. The best performing industry during the Period was Retailers (Not Food and Drug), with a +8.99% return. Interestingly, it was the only industry that had a negative return in the prior twelve months. Oil and Gas was the second best performer (+7.91% return) and it continues the commodity rally. Oil and Gas was the best performing industry in the prior twelve-month period. Despite Retailers faring well, the worst performing industries were also consumer-related, Home Furnishings and Cosmetics – Toiletries, with returns of +0.74% and +2.02%, respectively.

New institutional loan volume totaled $457.0 billion for the Period.2 This figure compares to $504.5bn during the equivalent period a year earlier. New
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[2]	Data sourced from S&P LCD.

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issue volume remained relatively strong the entire year as nearly every month saw more than $30bn of new issues, with the only exceptions being the seasonally slow months of December and August. With the healthy pace of new issuance, the loan market grew over $150bn, crossing $1 trillion dollars of value for the first time. The total outstanding amount of the Index was $1,097.5bn as of September 30, 2018, compared to $946.6bn a year earlier.3 Aiding the growth was a more recent slowdown in repayments, which totaled $259.2bn during the Period. This represents a 27% decrease over the total repayments of $354.3bn for the prior twelve months.

Demand in the loan market also remained healthy. Floating-rate loan funds saw a total of $9.7bn of inflows during the Period4, with much of that coming in more recent months as investors seek out floating-rate assets. Retail inflows were a fraction of the $32.6bn of inflows from the prior twelve-month period. However, demand from collateralized loan obligations remained robust during the entire Period, helping to offset the lower retail demand. New CLO formations totaled $136.5bn during the Period, increasing from the $107.5bn in the prior year period. Moreover, the issuance was spread relatively evenly across all four quarters, despite some volatility in the underlying loan market. The strong demand from CLOs has helped fuel the rally in the loan market as CLOs remain the largest buyers of new issue loans. Over 60% of all new issue institutional loans are sold to a CLO5 during the Period. In addition to retail flows and CLOs, both domestic and non-U.S. institutional investors are also coming into the market to take advantage of the floating-rate coupons and decent corporate fundamentals. Some of these allocations are from large institutions and may be coming from larger markets, and thus even a 1 or 2% shift in their allocation may be several billion dollars.

The strong market has helped keep the defaults well below average. Only 17 companies defaulted on $18.6bn of loan debt during the Period, bringing the par-weighted trailing 12-month default rate to 1.82% at September 30, 2018. One issuer, iHeart Communications, accounted for $6.6bn of the default debt, and the default rate excluding iHeart is a mere 1.17%. This compares to 1.37% as of a year earlier and an average default rate of 3.16% since 1999, according to JP Morgan data.

We continue to watch credit metrics in the leveraged loan market. While fundamentals have not deteriorated and in fact many companies are beating their earnings estimates, leverage in the market has increased during the past year. In addition, the credit documents that govern the relationship between lender and borrower have recently shifted in favor of the borrower.
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[3]	Data sourced from the S&P/LSTA Leveraged Loan Index.
[4]	See supra note 1.
[5]	Id.

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Key covenants for on-going monitoring of the credit risk as well as provisions for maintaining asset value in the event of a default have deteriorated over the past few years. While we continue to be constructive on the overall market given the strong economy and low default environment, we believe understanding and monitoring these document-related risks is just as important as understanding the credit risks.

Outlook

While broader questions remain on the number and pace of future Fed rate hikes, as well as increased geopolitical risks and tariffs, the loan market seems focused on the more positive data. Strong economic data, increasing LIBOR, and the relative scarcity of investment alternatives will likely continue to drive demand. On the supply side, the primary market should continue to bring a variety of new issues, and more recent volatility may help new issues look more attractive and improve risk/return profiles.

We remain constructive on the loan market as we believe it provides investors an opportunity to hedge rate risk and gain exposure to leveraged finance during a period of economic growth and low defaults. As a result, demand has grown from retail and institutional investors more recently, which may continue to drive near-term market technicals. Given the current market environment, we intend to maintain a high quality portfolio relative to the market to outperform and enter new positions at better relative value as market volatility increases.

Thank you again for your continued support and trust in our strategy.  We look forward to growing with you.

Notes:

The Shenkman Group of Companies (the “Shenkman Group”) consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC.  The Shenkman Group focuses on the leveraged finance market and is dedicated to providing in-depth, bottom-up, fundamental credit analysis.

Shenkman Capital Management, Inc. (“Shenkman” or “Shenkman Capital”) is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Romark Credit Advisors LP is also registered as an investment adviser with the SEC and Romark CLO Advisors LLC is registered as a relying adviser of Romark Credit Advisors LP (together, “Romark”).  Shenkman Capital Management Ltd is a wholly-owned subsidiary of Shenkman Capital Management, Inc. and is authorized and regulated by the U.K. Financial Conduct Authority. Such registrations do not imply any specific skill or training.  EEA Investors: This material is provided to you because you have been classified as a professional client in accordance with

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the Markets in Financial Instruments Directive (Directive 2014/65/EU) (known as “MiFID II”) or as otherwise defined under applicable local regulations. If you are unsure about your classification, or believe that you may be a retail client under these rules, please contact the Shenkman Group and disregard this information.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Investments in CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest payments and that the quality of the collateral may decline in value or default.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Credit quality weights by rating are derived from the highest bond rating as determined by S&P, Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s or Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

The S&P LSTA B- & Above Leveraged Loan Index consists of all securities in the S&P/LSTA Leveraged Loan Index that have a B- and above S&P Rating.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term

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loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. It is not indicative of the investment strategies employed by Shenkman Capital and may contain different facilities than the facilities in the Shenkman Capital Bank Loan Composite.

You cannot invest directly in an index.

Basis points (bps) are equivalent to one-one hundredths of a percentage point.

Yield-to-maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond’s current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond’s current yield. YTM is a complex but accurate calculation of a bond’s return that helps investors compare bonds with different maturities and coupons.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Current Yield is the annual income (interest or dividends) divided by the current price of the security. This measure looks at the current price of a bond instead of its face value and represents the return an investor would expect if he or she purchased the bond and held it for a year. This measure is not an accurate reflection of the actual return that an investor will receive in all cases because bond and stock prices are constantly changing due to market factors.

Yield-to-worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Yield is defined as the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

These materials may contain information obtained from third parties, and may include ratings from credit ratings agencies such as Standard & Poor’s.  Reproduction and distribution of third party content in any form is

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prohibited except with the prior written permission of the related third party.  Third-party information contained in this presentation was obtained from sources that the Shenkman Group considers to be reliable; however, no representation is made as to, and no responsibility, warranty or liability is accepted for, the accuracy, completeness, timeliness or availability of such information, including ratings.  Neither the Shenkman Group nor any third party content provider is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.  NEITHER THE SHENKMAN GROUP NOR ANY THIRD PARTY CONTENT PROVIDERS GIVE ANY EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.  NEITHER THE SHENKMAN GROUP NOR ANY THIRD PARTY CONTENT PROVIDERS SHALL BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF SUCH THIRD PARTY CONTENT, INCLUDING RATINGS.  Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities.  They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

References to indices are for information purposes only.  The Shenkman Group believes that any indices discussed herein are broad market indices and are indicative of the type of investments that the Shenkman Group may purchase, but may contain different securities than those held in the Shenkman Group portfolios managed pursuant to the strategies described herein. The indices have not been selected to represent an appropriate benchmark.  The strategies referred to herein are not design to mimic the investments on which any index is based. The indices are unmanaged and not available for direct investment and do not reflect deductions for fees or expenses.

The Shenkman Capital Floating Rate High Income Fund is distributed by Quasar Distributors, LLC, which is not affiliated with Shenkman Capital Management, Inc.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2018

Dear Shareholder,

The Shenkman Capital Short Duration High Income Fund (the “Fund”) continued to seek a high level of current income over the past fiscal year by focusing on investments within the non-investment grade universe, believed to be high quality, yet short duration. The Fund’s Institutional Class (SCFIX) returned +2.88% for the fiscal year ended September 30, 2018 (the “Annual Period”), and ended the Annual Period with a duration-to-worst of 1.16 years and average final maturity of 3.5 years. The Fund’s Class A shares returned +2.56% (without sales load) and -0.50% (with maximum sales load of 3.00% imposed on purchases) for the Annual Period, and the Class F shares returned +2.81%. Additionally, the Class C shares returned +1.80% (without sales load) and +0.80% (with maximum deferred sales load of 1.00%) for the Annual Period. The Fund’s benchmark, the ICE BofAML 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C), returned +3.51% for the Annual Period.  The ICE BofAML 0-3 Year U.S. Treasury Index (G1QA) returned 0.51% for the Annual Period.

The Fund’s sector positioning is largely a function of its focus on bottom-up, individual security selection and fundamental analysis as opposed to top-down, sector-driven allocations.  That said, Healthcare remained the Fund’s largest exposure while Media-Cable moved up to the second largest, with both sectors representing more defensive less economically sensitive industries with strong valuations and asset coverage.  Healthcare was the largest contributor to returns followed by Telecommunications and Media-Cable.  Nearly all sectors posted positive returns for the Annual Period with the exception of Publishing/Printing which posted a modest decline and Restaurants which lagged on a relative basis.  The Fund’s exposure to bank loans, which ended the period at 11%, was a positive contributor to performance as bank loan returns outperformed short duration for the Annual Period.  As of September 30, 2018, the Fund’s average price was $102.18 with a current yield of 5.97%, yield-to-maturity of 5.2% and a yield-to-worst of 4.2%.  As diversification remains a key factor in helping to mitigate risk, the portfolio was well-diversified, with investments in 199 issuers across 36 industries as of September 30, 2018.

Market Commentary

High yield edged higher in the fourth quarter ended December 31, 2017, as rising interest rate concerns and mutual fund outflows were overshadowed by equity markets surging to record levels, a robust third quarter earnings season, crude oil surpassing $60 per barrel for the first time in 2½ years, and President Trump signing the Republican tax cut bill into law.  The ICE BofAML U.S. High Yield Index (H0A0) (the “Index”) produced a +0.41% return in the final quarter of the year, leaving 2017 with nine months of positive performance and a gain of 7.48%.  Triple-C rated

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bonds posted the largest increase at +0.73% for the period, while single-B’s and double-B’s produced comparable returns of +0.37% and +0.35%, respectively.  The Index’s average price declined by $1.20 to $100.59, leaving the year-end yield and spread at 5.84% and 373bps, respectively, essentially unchanged on a spread basis versus the end of September. Only $6.58 billion of bonds defaulted in the final quarter of the year.  The par-weighted default rate continued to linger in the low 1% range versus 3.57% at the beginning of 2017, and ended the year at 1.27%.  Not surprisingly, Energy represented the highest default sector of 2017 with 25% of high yield defaults, with most of those bankruptcies occurring early in 2017 before commodity prices began their ascent.  Before shutting down in the final two weeks of December, quarterly new issuance was the lowest of 2017 at $72.5 billion.  Refinancing was the stated use of proceeds for 66.7% of the supply and 92.4% of new issues were rated single-B or higher.  Meanwhile, high yield mutual funds saw an outflow of $9.5 billion, its fifth consecutive quarterly outflow.  Lastly, 95 high yield companies received rating upgrades versus 73 that received downgrades.

Despite the 10-year U.S. Treasury yield surpassing and lingering above the 3% psychological threshold, three Fed interest rate hikes, and President Trump’s persistent hardline stance on trade with China, high yield posted a solid positive return in the year-to-date period ended September 30, 2018, holding up particularly well versus losses in fixed income asset classes such as investment grade corporates and Treasuries.  The Index gained 2.52% for the nine-month period ended September 30th, as investors instead focused on superb economic and corporate fundamentals that boosted equity markets to record highs, rising consumer and business confidence, sparse new issuance, and inflation that appears to be in-check.  Triple-C rated credits produced an outsized return of +6.92%, propelled by soaring equity valuations and rally in distressed credits.  Single-B’s advanced 3.48%, while double-B rated credits underperformed the Index with a return of +0.55%, as rising treasury yields pressured this tighter spread and longer duration ratings category.  For the period, Index prices slid by $2.07 to $98.52, leaving September’s yield-to-worst at 6.28%, 44bps higher than December’s closing level.  The Index spread-to-worst tightened by 35bps to +338bps, near its 10-year nadir, with almost half of the move coming from a 74bp increase in the 5-year Treasury.  Over the same period, returns for the higher-quality, short duration segment of the high yield market outpaced broader high yield largely given its shorter tenor and more defensive characteristics.  The ICE BofAML 0-2 Year Duration BB-B U.S. High Yield Constrained Index (H42C) posted an increase of 3.05% for the YTD Period, outpacing broader high yield as well as the ICE BofAML U.S. Treasuries 0-3 Year Index (G1QA) which posted a 0.61% return for the period.

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Although the trailing 12-month bond default rate rose from 1.27% at the end of 2017 to 2.02% in September, excluding the widely expected February default of iHeart Communications from the calculation reduces defaults to a mere 1.29%.  New issue volume remained lethargic as sporadic stretches of equity volatility and rate fluctuations may have prevented companies seeking to opportunistically refinance existing debt on the sidelines.  Additionally, substantial demand for syndicated loans may have pushed some issuers to raise funds in the loan market as collateralized loan obligations continued to drive robust demand for secured floating rate products.  Primary activity fell to $168.3 billion, down 34% versus the same period in 2017.  Although refinancing represented 62.4% of new issuance, primary market quality weakened somewhat due to a higher number of leveraged buyouts, leaving 16.0% of volume coming from split-B or lower rated companies.  Energy related companies represented 24.1% of new issuance, boosted by rising commodity prices.  Meanwhile, investors withdrew $25.5 billion from high yield mutual funds.  Lastly, given the solid economic growth and healthy fundamentals, underlying credit quality continued to show improvement with 331 companies receiving rating upgrades versus 265 receiving downgrades.

Outlook

Although investors face potential worries in the fourth quarter including a contentious mid-term election cycle, another anticipated Fed rate hike, and various tariff tussles, a plethora of good economic news, robust corporate profitability, and an unusual scarcity of new issuance leaves the high yield market holding steady.  Given the robust U.S. macro environment, the Fed’s methodical normalization of interest rates seems appropriate and reasonable and is unlikely to derail solid fundamentals.  We are mindful, however, that high yield spreads are near historical tights and intermittent dubious behavior is emerging.  We continue to monitor these developments and maintain our defensive and conservative investment posture.  But absent a recession, which we believe is a low probability in the intermediate term, and given that default rates could remain low for an extended period of time, the credit markets could sustain current spread levels for a bit longer.  This environment should also benefit the shorter duration segment of the high yield market, which we believe remains an appealing area to capture attractive risk-adjusted returns.

Thank you again for your continued support and trust in our strategy. We look forward to growing with you.

Notes:

The Shenkman Group of Companies (the “Shenkman Group”) consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark

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Credit Advisors LP, and Romark CLO Advisors LLC.  The Shenkman Group focuses on the leveraged finance market and is dedicated to providing in-depth, bottom-up, fundamental credit analysis.

Shenkman Capital Management, Inc. (“Shenkman” or “Shenkman Capital”) is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Romark Credit Advisors LP is also registered as an investment adviser with the SEC and Romark CLO Advisors LLC is registered as a relying adviser of Romark Credit Advisors LP (together, “Romark”).  Shenkman Capital Management Ltd is a wholly-owned subsidiary of Shenkman Capital Management, Inc. and is authorized and regulated by the U.K. Financial Conduct Authority. Such registrations do not imply any specific skill or training.  EEA Investors: This material is provided to you because you have been classified as a professional client in accordance with the Markets in Financial Instruments Directive (Directive 2014/65/EU) (known as “MiFID II”) or as otherwise defined under applicable local regulations. If you are unsure about your classification, or believe that you may be a retail client under these rules, please contact the Shenkman Group and disregard this information.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The ICE BofAML U.S. High Yield Index (H0A0) has an inception date of August 31, 1986 and tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

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The ICE BofAML 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the ICE BofAML BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index (HUC4) has an inception date of December 31, 1996, and is a subset of the ICE BofAML U.S. High Yield Index (H0A0) that consists of all securities rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. The ICE BofAML 0-3 Year U.S. Treasuries Index (G1QA) is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of less than three years.

You cannot invest directly in an index.

Basis points (bps) are equivalent to one-one hundredths of a percentage point.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed using either the final maturity date, or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

Yield is defined as the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Yield-to-worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Spread-to-worst is the difference between the yield-to-worst of a bond and yield-to-worst of a U.S. Treasury with a similar duration.

Par is a term that most commonly refers to the face value, or value at which a bond will be redeemed at maturity assuming it does not default.

Yield-to-Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond’s current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond’s current yield. YTM is a complex but accurate calculation of a bond’s return that helps investors compare bonds with different maturities and coupons.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2018

Must be preceded or accompanied by a prospectus.

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and Standard & Poor’s to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated. Standard & Poor’s assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

Any information in these materials from ICE Data Indices, LLC (“ICE BofAML”) was used with permission. ICE BofAML PERMITS USE OF THE ICE BofAML INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofAML INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE SHENKMAN GROUP, OR ANY OF ITS PRODUCTS OR SERVICES.

References to indices are for information purposes only.  The Shenkman Group believes that any indices discussed herein are broad market indices and are indicative of the type of investments that the Shenkman Group may purchase, but may contain different securities than those held in the Shenkman Group portfolios managed pursuant to the strategies described herein. The indices have not been selected to represent an appropriate benchmark.  The strategies referred to herein are not design to mimic the investments on which any index is based. The indices are unmanaged and not available for direct investment and do not reflect deductions for fees or expenses.

The Shenkman Capital Short Duration High Income Fund is distributed by Quasar Distributors, LLC.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Capital Floating Rate High Income Fund –
Institutional Class vs the S&P/LSTA Leveraged Loan Index
and the S&P/LSTA B- & Above Leveraged Loan Index

Average Annual Total Return:
		Since Inception
	One Year	10/15/2014	3/1/2017
Class F	5.12%	—	4.15%
Institutional Class	5.04%^	3.79%	—
S&P/LSTA Leveraged Loan Index	5.19%	4.31%	4.48%
S&P/LSTA B- & Above Leveraged Loan Index	4.88%	4.25%	4.30%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

The S&P LSTA B- & Above Leveraged Loan Index consists of all securities in the S&P/LSTA Leveraged Loan Index that have a B- and above S&P Rating.

^	Performance presented includes a 9/30/2017 trade date adjustment to net asset value per share.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Capital Short Duration High Income Fund –
Institutional Class vs the ICE BofAML 0-3 Year US Treasury Index and
the ICE BofAML 0-2 Year Duration BB-B U.S. High Yield Constrained Index

Average Annual Total Return:
			Since Inception
	One Year	Five Year	10/31/2012	5/17/2013	1/28/2014
Class A
(with sales load)	-0.50%	2.18%	2.47%	—	—
Class A
(without sales load)	2.56%	2.80%	3.00%	—	—
Class C (with
deferred sales load)	0.80%	—	—	—	1.80%
Class C (without
deferred sales load)	1.80%	—	—	—	1.80%
Class F	2.81%	3.04%	—	2.97%	—
Institutional Class	2.88%	3.12%	3.34%	—	—
ICE BofAML 0-3 Year
U.S. Treasury Index	0.51%	0.58%	0.55%	0.56%	0.59%
ICE BofAML 0-2 Year
Duration BB-B U.S.
High Yield
Constrained Index	3.51%	3.92%	4.11%	3.77%	3.71%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 3.00% front-end sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

redemptions made within thirty calendar days.  Class C shares may be subject to a CDSC of 1.00% on redemptions held for twelve months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The ICE BofAML 0-3 Year US Treasury Index (G1QA) tracks the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market with maturities less than three years.

The ICE BofAML 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the ICE BofAML BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The HUC4 index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) that includes all securities in the H0A0 rated BB1 through B3, inclusive. The HUC4 index is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

Information used herein from ICE Data Indices, LLC (“ICE BofAML”) was used with permission.  ICE BofAML PERMITS USE OF THE ICE BofAML INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofAML INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND SHENKMAN CAPITAL MANAGEMENT, INC., OR ANY OF ITS PRODUCTS OR SERVICES.

SHENKMAN CAPITAL FUNDS

EXPENSE EXAMPLE
September 30, 2018 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2018 to September 30, 2018.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the

SHENKMAN CAPITAL FUNDS

EXPENSE EXAMPLE – Continued
September 30, 2018 (Unaudited)

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Shenkman Capital Floating Rate High Income Fund
Actual
Class F	$1,000.00	$1,029.40	$2.80
Institutional Class	$1,000.00	$1,028.40	$2.75

Hypothetical (5% return
before expenses)
Class F	$1,000.00	$1,022.31	$2.79
Institutional Class	$1,000.00	$1,022.36	$2.74

(1)
Shenkman Capital Floating Rate High Income Fund – Class F and Institutional Class expenses are equal to the Fund shares’ annualized expense ratio of 0.55% and 0.54%, respectively, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of 2.94% for Class F and 2.84% for the Institutional Class as of September 30, 2018.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Shenkman Capital Short Duration High Income Fund
Actual
Class A	$1,000.00	$1,021.40	$4.71
Class C	$1,000.00	$1,017.70	$8.60
Class F	$1,000.00	$1,021.80	$3.60
Institutional Class	$1,000.00	$1,022.00	$3.29

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,020.41	$4.71
Class C	$1,000.00	$1,016.55	$8.59
Class F	$1,000.00	$1,021.51	$3.60
Institutional Class	$1,000.00	$1,021.81	$3.29

(2)
Shenkman Capital Short Duration High Income Fund Class A, Class C, Class F, and Institutional Class expenses are equal to the Fund shares’ annualized expense ratio of 0.93%, 1.70%, 0.71% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of 2.14% for Class A, 1.77% for Class C, 2.18% for Class F, and 2.20% for the Institutional Class as of September 30, 2018.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2018 (Unaudited)

% Net
TOP TEN HOLDINGS	Assets
ABG Intermediate Holdings 2, LLC, Senior Secured First Lien Term Loan
5.742% (1 Month LIBOR USD + 3.50%, 1.000% Floor), 9/27/2024	0.98%
Stars Group Holdings B.V., Senior Secured First Lien Term Loan
5.886% (3 Month LIBOR USD + 3.50%), 7/10/2025	0.78%
CenturyLink, Inc., Senior Secured First Lien Term Loan
4.992% (1 Month LIBOR USD + 2.75%), 1/31/2025	0.70%
Genesys Telecommunications Laboratories, Inc., Senior Secured First
Lien Term Loan 5.742% (1 Month LIBOR USD + 3.50%), 12/01/2023	0.68%
William Morris Endeavor Entertainment, LLC, Senior Secured First
Lien Term Loan 5.00% (1 Month LIBOR USD + 2.75%), 5/16/2025	0.67%
Maxar Technologies, Ltd., Senior Secured First Lien Term Loan
5.136% (3 Month LIBOR USD + 2.75%), 10/04/2024	0.65%
Intrawest Resorts Holdings, Inc., Senior Secured First Lien Term Loan
5.242% (1 Month LIBOR USD + 3.00%, 1.000% Floor), 7/31/2024	0.63%
BJ’s Wholesale Club, Inc., Senior Secured First Lien Term Loan
5.148% (1 Month LIBOR USD + 3.00%), 2/02/2024	0.62%
Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan
6.242% (1 Month LIBOR USD + 4.00%, 1.000% Floor), 5/15/2023	0.62%
Ancestry.com Operations, Inc., Senior Secured First Lien Term Loan
5.50% (1 Month LIBOR USD + 3.25%, 1.000% Floor), 10/19/2023	0.61%

The portfolio’s holdings and allocations are subject to change.  The top ten holdings presented exclude short-term investments. The percentages are of total net assets as of September 30, 2018.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52%

Aerospace & Defense – 1.05%
Leidos Innovations Corp., Senior Secured
First Lien Term Loan 4.00% (1 Month
LIBOR USD + 1.75%), 8/22/2025 (b)	$747,900	$752,264
Guidehouse, LLP, Senior Secured First
Lien Term Loan 5.492% (1 Month
LIBOR USD + 3.25%), 5/01/2025 (b)	394,013	395,983
TransDigm, Inc.
Senior Secured First Lien
Term Loan 4.742% (1 Month
LIBOR USD + 2.50%), 6/09/2023 (b)	478,925	481,221
Senior Secured First Lien
Term Loan 4.742% (1 Month
LIBOR USD + 2.50%), 8/22/2024 (b)	779,244	782,478
Senior Secured First Lien
Term Loan 4.742% (1 Month
LIBOR USD + 2.50%), 5/30/2025 (b)	649,294	651,885
		3,063,831
Automotive – 1.88%
American Axle & Manufacturing, Inc.
Senior Secured First Lien Term Loan
4.47% (1 Month LIBOR USD + 2.25%,
0.750% Floor), 4/08/2024 (b)	526,393	527,248
Senior Secured First Lien Term Loan
4.45% (2 Month LIBOR USD + 2.25%,
0.750% Floor), 4/08/2024 (b)	357,509	358,090
Belron Finance U.S., LLC,
Senior Secured First Lien
Term Loan 4.843% (3 Month LIBOR
USD + 2.50%), 11/07/2024 (b)	615,350	619,581
CWGS Group, LLC
Senior Secured First Lien Term Loan
4.87% (1 Month LIBOR USD + 2.75%,
0.750% Floor), 11/08/2023 (b)	738,293	726,664
Senior Secured First Lien Term Loan
4.87% (1 Month LIBOR USD + 2.75%,
0.750% Floor), 11/08/2023 (b)	378	372

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Automotive – 1.88% – Continued
CH Hold Corp., Senior Secured First Lien Term
Loan 5.242% (1 Month LIBOR USD+ 3.00%,
1.000% Floor), 2/01/2024 (b)	$514,102	$517,958
Federal-Mogul Holdings Corp.
Senior Secured First Lien Term Loan
5.91% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 4/15/2021 (b)(h)	342,524	343,381
Senior Secured First Lien Term Loan
5.83% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 4/15/2021 (b)(h)	113,365	113,648
Mavis Tire Express Services Corp.
Senior Secured First Lien Term Loan
5.415% (1 Month LIBOR USD + 3.25%),
3/20/2025 (b)	384,124	383,404
Senior Secured First Lien Delayed-Draw
Term Loan 5.415% (1 Month LIBOR
USD + 3.25%), 3/20/2025 (b)(g)	61,783	61,667
Navistar, Inc., Senior Secured First Lien
Term Loan 5.64% (1 Month LIBOR
USD + 3.50%), 11/06/2024 (b)	1,256,521	1,265,681
Wabash National Corp., Senior Secured
First Lien Term Loan 4.42% (1 Month
LIBOR USD + 2.25%), 3/18/2022 (b)	579,719	581,290
		5,498,984
Beverage & Food – 1.16%
Dole Food Co., Inc.
Senior Secured First Lien Term Loan
4.883% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 4/08/2024 (b)	252,632	252,970
Senior Secured First Lien Term Loan
4.992% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 4/08/2024 (b)	505,263	505,941
Senior Secured First Lien Term Loan
5.136% (3 Month LIBOR USD + 2.75%,
1.000% Floor), 4/08/2024 (b)	16,842	16,865
Senior Secured First Lien Term Loan
7.00% (Prime Rate + 1.75%,
1.000% Floor), 4/08/2024 (b)	263	263

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Beverage & Food – 1.16% – Continued
H-Food Holdings, LLC, Senior Secured
First Lien Term Loan 5.242% (1 Month
LIBOR USD + 3.00%), 5/23/2025 (b)	$907,725	$905,941
Sunshine Investments B.V., Senior Secured
First Lien Term Loan 5.564% (3 Month
LIBOR USD + 3.25%), 3/28/2025 (b)	630,000	630,000
Tacala, LLC, Senior Secured First Lien
Term Loan 5.492% (1 Month LIBOR
USD + 3.25%), 1/31/2025 (b)	606,950	610,743
US Foods, Inc., Senior Secured First Lien
Term Loan 4.242% (1 Month LIBOR
USD + 2.00%), 6/27/2023 (b)	466,663	468,940
		3,391,663
Building Materials – 2.37%
Beacon Roofing Supply, Inc., Senior Secured
First Lien Term Loan 4.383% (1 Month
LIBOR USD + 2.25%), 1/02/2025 (b)	616,900	616,641
CPG International, Inc., Senior Secured
First Lien Term Loan 6.251% (6 Month
LIBOR USD + 3.75%, 1.000% Floor),
5/03/2024 (b)	1,535,212	1,548,652
Henry Co., LLC, Senior Secured First Lien Term
Loan 6.242% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 10/05/2023 (b)	788,977	794,070
Pisces Midco, Inc., Senior Secured First Lien
Term Loan 6.087% (3 Month LIBOR
USD + 3.75%), 4/12/2025 (b)	733,163	740,494
QUIKRETE Holdings, Inc., Senior Secured
First Lien Term Loan 4.992% (1 Month
LIBOR USD + 2.75%), 11/15/2023 (b)	1,370,915	1,375,631
SRS Distribution, Inc., Senior Secured First
Lien Term Loan 5.441% (2 Month LIBOR
USD + 3.25%), 5/23/2025 (b)	675,000	671,274
Summit Materials, LLC, Senior Secured First
Lien Term Loan 4.242% (1 Month LIBOR
USD + 2.00%), 11/21/2024 (b)	555,800	557,537

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Building Materials – 2.37% – Continued
VC GB Holdings, Inc., Senior Secured
First Lien Term Loan 5.242% (1 Month
LIBOR USD + 3.00%, 1.000% Floor),
2/28/2024 (b)	$624,005	$627,125
		6,931,424
Chemicals – 2.90%
Allnex USA, Inc.
Senior Secured First Lien Term Loan
5.567% (3 Month LIBOR USD + 3.25%,
0.750% Floor), 9/13/2023 (b)	689,652	693,531
Senior Secured First Lien Term Loan
5.567% (3 Month LIBOR USD + 3.25%,
0.750% Floor), 9/13/2023 (b)	519,599	522,521
Alpha 3 B.V., Senior Secured First Lien Term
Loan 5.386% (3 Month LIBOR USD + 3.00%,
1.000% Floor), 1/31/2024 (b)	427,238	430,336
ColourOz MidCo
Senior Secured First Lien Term Loan
5.342% (3 Month LIBOR USD + 3.00%,
1.000% Floor), 9/07/2021 (b)	884,915	849,519
Senior Secured First Lien Term Loan
5.342% (3 Month LIBOR USD + 3.00%,
1.000% Floor), 9/07/2021 (b)	146,287	140,435
Consolidated Energy Finance S.A., Senior
Secured First Lien Term Loan 4.633%
(1 Month LIBOR USD + 2.50%),
5/07/2025 (b)	907,725	906,590
H.B. Fuller Co., Senior Secured First Lien
Term Loan 4.165% (1 Month LIBOR
USD + 2.00%), 10/21/2024 (b)	696,307	696,572
MacDermid, Inc.
Senior Secured First Lien Term Loan
4.742% (1 Month LIBOR USD + 2.50%,
1.000% Floor), 6/05/2020 (b)	27,807	27,958
Senior Secured First Lien Term Loan
5.242% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 6/07/2023 (b)	550,330	554,545

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Chemicals – 2.90% – Continued
PMHC II, Inc.
Senior Secured First Lien Term Loan
6.415% (12 Month LIBOR USD + 3.50%,
1.000% Floor), 3/31/2025 (b)	$139,806	$136,660
Senior Secured First Lien Term Loan
6.001% (6 Month LIBOR USD + 3.50%,
1.000% Floor), 3/31/2025 (b)	186,408	182,214
Senior Secured First Lien Term Loan
6.094% (6 Month LIBOR USD + 3.50%,
1.000% Floor), 3/31/2025 (b)	151,386	147,980
Schenectady International Group, Inc.,
Senior Secured First Lien Term Loan
7.089% (LIBOR USD + 4.75%),
8/17/2025 (b)(d)(h)	760,000	764,750
Road Infrastructure Investment, LLC
(Ennis-Flint), Senior Secured First Lien Term
Loan 5.742% (1 Month LIBOR USD + 3.50%,
1.000% Floor), 6/13/2023 (b)	797,033	782,089
Solenis International, LP
Senior Secured First Lien Term Loan
6.311% (3 Month LIBOR USD + 4.00%),
12/26/2023 (b)	498,750	503,488
Senior Secured Second Lien Term Loan
10.811% (3 Month LIBOR USD + 8.50%),
6/18/2024 (b)	215,000	212,581
Tronox, Ltd.
Senior Secured First Lien Term Loan
5.242% (1 Month LIBOR USD + 3.00%),
9/23/2024 (b)	279,054	280,420
Senior Secured First Lien Term Loan
5.242% (1 Month LIBOR USD + 3.00%),
9/23/2024 (b)	643,971	647,123
		8,479,312

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Consumer Products – 1.74%
Alphabet Holding Co., Inc.
Senior Secured First Lien Term Loan
5.742% (1 Month LIBOR USD + 3.50%),
9/26/2024 (b)	$1,554,300	$1,502,620
Senior Secured Second Lien Term Loan
9.992% (1 Month LIBOR USD + 7.75%),
9/26/2025 (b)	455,000	409,159
Energizer Holdings, Inc., Senior Secured
First Lien Term Loan 4.576%
(LIBOR USD + 2.25%), 6/20/2025 (b)(d)(h)	780,000	784,391
Kronos Acquisition Holdings, Inc., Senior
Secured First Lien Term Loan 6.242%
(1 Month LIBOR USD + 4.00%,
1.000% Floor), 5/15/2023 (b)	1,804,853	1,799,212
SIWF Holdings, Inc., Senior Secured
First Lien Term Loan 6.408% (1 Month
LIBOR USD + 4.25%), 6/13/2025 (b)	578,550	584,336
		5,079,718
Environmental – 1.43%
Advanced Disposal Services, Inc., Senior
Secured First Lien Term Loan 4.413%
(1 Week LIBOR USD + 2.25%,
0.750% Floor), 11/10/2023 (b)	706,283	709,595
Granite Acquisition, Inc.
Senior Secured First Lien Term Loan
5.837% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 12/17/2021 (b)	1,176,523	1,187,765
Senior Secured First Lien Term Loan
5.886% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 12/17/2021 (b)	313,271	316,265
Senior Secured Second Lien Term Loan
9.636% (3 Month LIBOR USD + 7.25%,
1.000% Floor), 12/19/2022 (b)	510,247	515,352
Strategic Materials Holdings Corp., Senior
Secured First Lien Term Loan 6.094%
(3 Month LIBOR USD + 3.75%,
1.000% Floor), 11/01/2024 (b)	942,875	903,590

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Environmental – 1.43% – Continued
Wrangler Buyer, LLC, Senior Secured First
Lien Term Loan 4.992% (1 Month LIBOR
USD + 2.75%), 9/27/2024 (b)	$540,913	$544,802
		4,177,369
Finance – Insurance – 1.63%
Acrisure, LLC
Senior Secured First Lien Term Loan
6.592% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 11/22/2023 (b)	1,149,746	1,155,978
Senior Secured First Lien Term Loan
5.992% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 11/22/2023 (b)	249,375	250,415
AssuredPartners, Inc., Senior Secured First
Lien Term Loan 3.496% (1 Month LIBOR
USD + 3.25%), 10/22/2024 (b)	1,218,160	1,222,727
HUB International, Ltd., Senior Secured First
Lien Term Loan 5.335% (3 Month LIBOR
USD + 3.00%), 4/25/2025 (b)	733,163	735,538
National Financial Partners Corp.,
Senior Secured First Lien Term Loan
5.242% (1 Month LIBOR USD + 3.00%),
1/08/2024 (b)	636,655	637,372
U.S.I., Inc., Senior Secured First Lien
Term Loan 5.386% (3 Month LIBOR
USD + 3.00%), 5/16/2024 (b)	767,639	768,886
		4,770,916
Finance – Services – 3.41%
Advisor Group, Inc., Senior Secured First
Lien Term Loan 5.908% (1 Month
LIBOR USD + 3.75%), 8/15/2025 (b)	550,000	554,813
AlixPartners, LLP, Senior Secured First Lien
Term Loan 4.992% (1 Month LIBOR
USD + 2.75%, 1.000% Floor), 4/04/2024 (b)	1,365,223	1,373,189

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Finance – Services – 3.41% – Continued
Aretec Group, Inc.
Senior Secured First Lien Term Loan
8.25% (Prime Rate + 3.25%,
1.000% Floor), 11/23/2020 (b)(h)	$546,017	$547,041
Senior Secured Second Lien Term Loan
2.00% (1 Month LIBOR USD + 2.00%,
1.000% Floor), 5/21/2021 (b)(h)	976,471	982,574
Senior Secured First Lien Term Loan
6.593% (1 Month LIBOR USD + 4.25%),
10/01/2025 (b)(d)(h)	355,000	358,550
Deerfield Holdings Corp., Senior
Secured First Lien Term Loan 5.492%
(1 Month LIBOR USD + 3.25%,
1.000% Floor), 2/13/2025 (b)	1,726,325	1,729,717
EVO Payments International, LLC,
Senior Secured First Lien Term Loan
5.49% (1 Month LIBOR USD + 3.25%),
12/22/2023 (b)	1,554,230	1,566,866
Financial & Risk U.S. Holdings, Inc.
Senior Secured First Lien Term Loan
6.006% (1 Month LIBOR USD + 3.75%),
10/01/2025 (b)	925,000	924,038
FinCo I, LLC, Senior Secured First Lien
Term Loan 4.076% (1 Month LIBOR
USD + 2.00%), 12/27/2022 (b)	610,186	613,713
Focus Financial Partners, LLC, Senior Secured
First Lien Term Loan 4.742% (1 Month
LIBOR USD + 2.50%), 7/03/2024 (b)	392,781	395,236
Freedom Mortgage Corp., Senior
Secured First Lien Term Loan
6.815% (1 Month LIBOR USD + 4.75%,
1.000% Floor), 2/23/2022 (b)	441,446	445,860
NAB Holdings, LLC, Senior
Secured First Lien Term Loan
5.386% (3 Month LIBOR USD + 3.00%,
1.000% Floor), 7/01/2024 (b)	495,013	490,372
		9,981,969

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Food & Drug Retailers – 1.03%
Albertson’s, LLC
Senior Secured First Lien Term Loan
4.992% (1 Month LIBOR USD + 2.75%,
0.750% Floor), 8/25/2021 (b)	$759,765	$761,425
Senior Secured First Lien Term Loan
5.381% (3 Month LIBOR USD + 3.00%,
0.750% Floor), 12/21/2022 (b)	448,544	449,362
BJ’s Wholesale Club, Inc., Senior Secured
First Lien Term Loan 5.148% (1 Month
LIBOR USD + 3.00%), 2/02/2024 (b)	1,788,379	1,801,667
		3,012,454
Gaming – 2.91%
Caesars Resort Collection, LLC, Senior Secured
First Lien Term Loan 4.992% (1 Month
LIBOR USD + 2.75%), 12/23/2024 (b)	774,150	779,259
Golden Entertainment, Inc., Senior
Secured First Lien Term Loan 5.25%
(1 Month LIBOR USD + 3.00%,
0.750% Floor), 10/21/2024 (b)	1,225,738	1,231,867
Greektown Holdings, LLC, Senior
Secured First Lien Term Loan 4.992%
(1 Month LIBOR USD + 2.75%,
0.750% Floor), 4/25/2024 (b)	859,125	860,916
GVC Holdings PLC, Senior Secured
First Lien Term Loan 4.742%
(1 Month LIBOR USD + 2.50%,
1.000% Floor), 3/29/2024 (b)	477,600	480,186
MGM Growth Properties Operating
Partnership, LP, Senior Secured First Lien
Term Loan 4.242% (1 Month LIBOR
USD + 2.00%), 3/21/2025 (b)	614,843	616,331
Penn National Gaming, Inc., Senior
Secured First Lien Term Loan 4.742%
(1 Month LIBOR USD + 2.50%,
0.750% Floor), 1/19/2024 (b)(h)	552,825	556,369

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Gaming – 2.91% – Continued
Scientific Games International, Inc.
Senior Secured First Lien Term Loan
5.044% (2 Month LIBOR USD + 2.75%),
8/14/2024 (b)	$941,592	$941,225
Senior Secured First Lien Term Loan
4.992% (1 Month LIBOR USD + 2.75%),
8/14/2024 (b)	224,610	224,522
Stars Group Holdings B.V., Senior Secured
First Lien Term Loan 5.886% (3 Month
LIBOR USD + 3.50%), 7/10/2025 (b)	2,244,375	2,268,087
Station Casinos, LLC, Senior Secured First
Lien Term Loan 4.75% (1 Month LIBOR
USD + 2.50%, 0.750% Floor), 6/08/2023 (b)	555,877	558,814
		8,517,576
General Industrial Manufacturing – 4.27%
Brookfield WEC Holdings, Inc., Senior
Secured First Lien Term Loan 5.992%
(1 Month LIBOR USD + 3.75%,
0.750% Floor), 8/01/2025 (b)	865,000	876,734
Columbus McKinnon Corp., Senior
Secured First Lien Term Loan 4.886%
(3 Month LIBOR USD + 2.50%,
1.000% Floor), 1/31/2024 (b)	511,912	513,673
HD Supply Waterworks, Ltd.
Senior Secured First Lien Term Loan
5.321% (3 Month LIBOR USD + 3.00%,
1.000% Floor), 8/01/2024 (b)	283,721	285,139
Senior Secured First Lien Term Loan
5.313% (6 Month LIBOR USD + 3.00%,
1.000% Floor), 8/01/2024 (b)	321,704	323,313
EWT Holdings III Corp., Senior Secured
First Lien Term Loan 5.242%
(1 Month LIBOR USD + 3.00%,
1.000% Floor), 12/20/2024 (b)	1,485,486	1,495,699
Filtration Group Corp., Senior Secured First
Lien Term Loan 5.242% (1 Month LIBOR
USD + 3.00%), 3/31/2025 (b)	1,402,950	1,414,475

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

General Industrial Manufacturing – 4.27% – Continued
Helix Acquisition Holdings, Inc., Senior Secured
First Lien Term Loan 5.886% (3 Month
LIBOR USD + 3.50%), 9/30/2024 (b)	$936,903	$942,566
LTI Holdings, Inc., Senior Secured First
Lien Term Loan 5.742% (1 Month LIBOR
USD + 3.50%), 9/06/2025 (b)	720,000	723,751
Milacron, LLC, Senior Secured First Lien
Term Loan 4.742% (1 Month LIBOR
USD + 2.50%), 9/28/2023 (b)	564,192	565,427
MTS Systems Corp., Senior Secured First
Lien Term Loan 5.41% (1 Month LIBOR
USD + 3.25%, 0.750% Floor), 7/05/2023 (b)	778,577	783,934
North American Lifting Holdings, Inc., Senior
Secured First Lien Term Loan 6.886%
(3 Month LIBOR USD + 4.50%,
1.000% Floor), 11/27/2020 (b)	822,117	802,592
Penn Engineering & Manufacturing Corp.,
Senior Secured First Lien Term Loan
4.992% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 6/27/2024 (b)	878,875	887,114
Pike Corp., Senior Secured First Lien Term
Loan 5.75% (1 Month LIBOR USD + 3.50%,
1.000% Floor), 3/21/2025 (b)	372,080	375,615
Unifrax I, LLC, Senior Secured First Lien Term
Loan 5.886% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 4/04/2024 (b)	898,648	908,057
UOS, LLC, Senior Secured First Lien Term
Loan 7.742% (1 Month LIBOR USD + 5.50%,
1.000% Floor), 4/18/2023 (b)	395,025	404,407
Vertiv Group Corp., Senior Secured First Lien
Term Loan 6.313% (3 Month LIBOR
USD + 4.00%, 1.000% Floor), 11/30/2023 (b)	1,161,846	1,168,382
		12,470,878
Healthcare – 9.15%
Acadia Healthcare Co., Inc., Senior Secured
First Lien Term Loan 4.576% (1 Month
LIBOR USD + 2.50%), 2/11/2022 (b)	903,945	911,362

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Healthcare – 9.15% – Continued
AHP Health Partners, Inc., Senior
Secured First Lien Term Loan
6.742% (1 Month LIBOR USD + 4.50%,
1.000% Floor), 6/30/2025 (b)	$528,675	$534,842
Air Medical Group Holdings, Inc.
Senior Secured First Lien Term Loan
5.383% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 4/28/2022 (b)	1,061,280	1,046,310
Senior Secured First Lien Term Loan
6.415% (1 Month LIBOR USD + 4.25%,
1.000% Floor), 3/14/2025 (b)	382,113	381,119
Albany Molecular Research, Inc., Senior
Secured First Lien Term Loan 5.492%
(1 Month LIBOR USD + 3.25%,
1.000% Floor), 8/28/2024 (b)	756,916	759,092
Amneal Pharmaceuticals, LLC, Senior Secured
First Lien Term Loan 5.75% (1 Month
LIBOR USD + 3.50%), 5/05/2025 (b)	852,665	861,724
Change Healthcare Holdings, Inc., Senior
Secured First Lien Term Loan 4.992%
(1 Month LIBOR USD + 2.75%,
1.000% Floor), 3/01/2024 (b)	745,875	749,198
CHG Healthcare Services, Inc.
Senior Secured First Lien Term Loan
5.342% (3 Month LIBOR USD + 3.00%,
1.000% Floor), 6/07/2023 (b)	349,066	351,630
Senior Secured First Lien Term Loan
5.242% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 6/07/2023 (b)	195,934	197,373
Dentalcorp Perfect Smile ULC
Senior Secured First Lien Term Loan
5.992% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 6/06/2025 (b)	460,000	464,888
Senior Secured First Lien Delayed-Draw
Term Loan 5.992% (1 Month
LIBOR USD + 3.75%, 1.000% Floor),
6/06/2025 (b)(g)	114,928	116,149

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Healthcare – 9.15% – Continued
Endo Luxembourg Finance Co. I S.a.r.l.,
Senior Secured First Lien Term Loan 6.375%
(1 Month LIBOR USD + 4.25%,
0.750% Floor), 4/29/2024 (b)	$1,272,510	$1,282,983
Envision Healthcare Corp., Senior Secured
First Lien Term Loan 6.037% (3 Month
LIBOR USD + 3.75%), 10/11/2025 (b)(h)	1,000,000	997,500
Examworks Group, Inc, Senior Secured
First Lien Term Loan 5.492%
(1 Month LIBOR USD + 3.25%,
1.000% Floor), 7/27/2023 (b)	839,772	847,540
Gentiva Health Services, Inc., Senior Secured
First Lien Term Loan 6.00% (1 Month
LIBOR USD + 3.75%), 7/02/2025 (b)	654,842	663,436
Greatbatch, Ltd., Senior Secured First Lien
Term Loan 5.14% (1 Month LIBOR
USD + 3.00%, 1.000% Floor), 10/27/2022 (b)	595,883	600,564
Greenway Health, LLC, Senior Secured First
Lien Term Loan 6.14% (3 Month LIBOR
USD + 3.75%, 1.000% Floor), 2/16/2024 (b)	641,875	641,875
HC Group Holdings III, Inc. (Walgreens),
Senior Secured First Lien Term Loan
5.992% (1 Month LIBOR USD + 3.75%),
4/07/2022 (b)	1,144,453	1,151,606
HCA, Inc., Senior Secured First Lien Term
Loan 4.242% (1 Month LIBOR USD + 2.00%),
3/13/2025 (b)	323,375	326,159
Heartland Dental, LLC
Senior Secured First Lien Delayed-Draw
Term Loan 6.062% (LIBOR USD + 3.75%),
4/30/2025 (b)(d)(g)	109,565	109,748
Senior Secured First Lien Term Loan
5.992% (1 Month LIBOR USD + 3.75%),
4/30/2025 (b)	728,609	729,822
Jaguar Holding Co. II, Senior Secured First
Lien Term Loan 4.742% (1 Month LIBOR
USD + 2.50%, 1.000% Floor), 8/18/2022 (b)	982,841	984,797

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Healthcare – 9.15% – Continued
Mallinckrodt International Finance S.A.,
Senior Secured First Lien Term Loan
5.136% (3 Month LIBOR USD + 2.75%,
0.750% Floor), 9/24/2024 (b)	$605,438	$603,274
Micro Holding Corp., Senior Secured First
Lien Term Loan 5.915% (1 Month
LIBOR USD + 3.75%), 9/13/2024 (b)	925,650	933,097
MPH Acquisition Holdings, LLC, Senior
Secured First Lien Term Loan 5.136%
(3 Month LIBOR USD + 2.75%,
1.000% Floor), 6/07/2023 (b)	1,199,807	1,203,694
Navicure, Inc., Senior Secured First Lien
Term Loan 5.992% (1 Month LIBOR
USD + 3.75%, 1.000% Floor), 11/01/2024 (b)	908,138	912,678
PAREXEL International Corp., Senior Secured
First Lien Term Loan 4.992% (1 Month
LIBOR USD + 2.75%), 9/27/2024 (b)	569,250	566,404
Pearl Intermediate Parent, LLC
Senior Secured First Lien Delayed-Draw
Term Loan 4.915% (1 Month LIBOR
USD+ 2.75%), 2/14/2025 (b)(g)	178,286	176,670
Senior Secured First Lien Term Loan
4.915% (1 Month LIBOR USD + 2.75%),
2/14/2025 (b)	603,558	598,090
PharMerica Corp., Senior Secured First
Lien Term Loan 5.648% (1 Month LIBOR
USD + 3.50%), 12/06/2024 (b)	1,129,325	1,138,326
Press Ganey Holdings, Inc., Senior Secured
First Lien Term Loan 4.992%
(1 Month LIBOR USD + 2.75%,
1.000% Floor), 10/23/2023 (b)	1,022,375	1,027,809
RPI Finance Trust, Senior Secured First Lien
Term Loan 4.386% (3 Month LIBOR
USD + 2.00%), 3/27/2023 (b)	899,090	903,347
Sterigenics-Nordion Holdings, LLC, Senior
Secured First Lien Term Loan 5.242%
(1 Month LIBOR USD + 3.00%,
1.000% Floor), 5/13/2022 (b)	695,851	697,733

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Healthcare – 9.15% – Continued
Sound Inpatient Physicians, Inc., Senior Secured
First Lien Term Loan 5.242% (1 Month
LIBOR USD + 3.00%), 6/27/2025 (b)	$443,888	$448,049
Syneos Health, Inc., Senior Secured First
Lien Term Loan 4.242% (1 Month LIBOR
USD + 2.00%), 8/01/2024 (b)	629,396	631,117
Team Health Holdings, Inc., Senior
Secured First Lien Term Loan
4.992% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 2/06/2024 (b)	447,807	436,332
Valeant Pharmaceuticals International, Inc.,
Senior Secured First Lien Term Loan
5.104% (1 Month LIBOR USD + 3.00%),
6/02/2025 (b)	878,359	883,809
Verscend Holding Corp., Senior Secured
First Lien Term Loan 6.742% (1 Month
LIBOR USD + 4.50%), 8/27/2025 (b)	872,266	881,172
		26,751,318
Hotels – 0.46%
ESH Hospitality, Inc., Senior Secured First
Lien Term Loan 4.242% (1 Month LIBOR
USD + 2.00%), 8/30/2023 (b)	836,235	837,581
Four Seasons Hotels, Ltd., Senior Secured
First Lien Term Loan 4.242% (1 Month
LIBOR USD + 2.00%), 11/30/2023 (b)	511,098	512,139
		1,349,720
Leisure & Entertainment – 2.67%
CDS U.S. Intermediate Holdings, Inc.,
Senior Secured First Lien Term Loan
6.136% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 7/08/2022 (b)	1,039,691	1,024,876
Crown Finance U.S., Inc., Senior Secured
First Lien Term Loan 4.742% (1 Month
LIBOR USD + 2.50%), 2/28/2025 (b)	910,425	910,425

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Leisure & Entertainment – 2.67% – Continued
Delta 2 (Lux) S.A.R.L., Senior Secured First Lien
Term Loan 4.742% (1 Month LIBOR
USD + 2.50%, 1.000% Floor), 2/01/2024 (b)	$589,495	$585,628
Intrawest Resorts Holdings, Inc., Senior
Secured First Lien Term Loan 5.242%
(1 Month LIBOR USD + 3.00%,
1.000% Floor), 7/31/2024 (b)	1,831,163	1,836,656
Marriott Ownership Resorts, Inc.,
Senior Secured First Lien Term Loan
4.492% (1 Month LIBOR USD + 2.25%),
8/29/2025 (b)	690,000	696,900
NAI Entertainment Holdings, LLC,
Senior Secured First Lien Term Loan
4.75% (1 Month LIBOR USD + 2.50%,
1.000% Floor), 5/08/2025 (b)	785,000	787,292
SeaWorld Parks & Entertainment, Inc.,
Senior Secured First Lien Term Loan
5.242% (1 Month LIBOR USD + 3.00%,
0.750% Floor), 4/01/2024 (b)	1,185,970	1,185,851
UFC Holdings, LLC, Senior Secured First
Lien Term Loan 5.50% (1 Month LIBOR
USD + 3.25%, 1.000% Floor), 8/18/2023 (b)	766,350	771,799
		7,799,427
Media – Broadcast – 2.48%
Beasley Mezzanine Holdings, LLC, Senior
Secured First Lien Term Loan 6.165%
(1 Month LIBOR USD + 4.00%,
1.000% Floor), 11/01/2023 (b)	634,622	640,772
CBS Radio, Inc., Senior Secured First Lien
Term Loan 4.962% (1 Month LIBOR
USD + 2.75%), 11/18/2024 (b)	939,318	933,193
Cumulus Media New Holdings, Inc.,
Senior Secured First Lien Term Loan 6.75%
(1 Month LIBOR USD + 4.50%,
1.000% Floor), 5/13/2022 (b)	655,115	649,111

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Media – Broadcast – 2.48% – Continued
Gray Television, Inc., Senior Secured First
Lien Term Loan 4.354% (1 Month LIBOR
USD + 2.25%), 2/07/2024 (b)	$602,769	$604,923
Hubbard Radio, LLC, Senior Secured First
Lien Term Loan 5.08% (1 Month LIBOR
USD + 3.00%, 1.000% Floor), 3/28/2025 (b)	394,600	395,914
ION Media Networks, Inc., Senior
Secured First Lien Term Loan 5.05%
(2 Month LIBOR USD + 2.75%,
1.000% Floor), 12/18/2020 (b)	535,436	538,670
Mission Broadcasting, Inc., Senior
Secured First Lien Term Loan
4.604% (1 Month LIBOR USD + 2.50%),
1/17/2024 (b)	97,447	97,996
Nexstar Broadcasting, Inc., Senior
Secured First Lien Term Loan
4.604% (1 Month LIBOR USD + 2.50%),
1/17/2024 (b)	694,824	698,733
Quincy Newspapers, Inc.
Senior Secured First Lien Term Loan
5.25% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 11/02/2022 (b)	679,716	682,832
Senior Secured First Lien Term Loan
7.25% (Prime Rate + 2.00%,
1.000% Floor), 11/02/2022 (b)	349	351
Tribune Media Co.
Senior Secured First Lien Term Loan
5.242% (1 Month LIBOR USD + 3.00%,
0.750% Floor), 12/24/2020 (b)	90,407	90,887
Senior Secured First Lien Term Loan
5.242% (1 Month LIBOR USD + 3.00%,
0.750% Floor), 1/29/2024 (b)	1,126,806	1,131,736
Univision Communications, Inc., Senior
Secured First Lien Term Loan 4.992%
(1 Month LIBOR USD + 2.75%,
1.000% Floor), 3/15/2024 (b)	818,569	797,593
		7,262,711

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Media – Cable – 2.71%
Atlantic Broadband Finance, LLC,
Senior Secured First Lien Term Loan
4.617% (1 Month LIBOR USD + 2.375%),
1/03/2025 (b)	$558,600	$559,231
Cable One, Inc., Senior Secured First Lien
Term Loan 4.14% (3 Month LIBOR
USD + 1.75%), 5/01/2024 (b)	464,125	466,346
Hargray Communications Group, Inc.,
Senior Secured First Lien Term Loan
5.076% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 5/16/2024 (b)	804,813	807,529
Lions Gate Capital Holdings, LLC,
Senior Secured First Lien Term Loan
4.492% (1 Month LIBOR USD + 2.25%),
3/24/2025 (b)	559,154	560,784
Radiate Holdco, LLC, Senior Secured First
Lien Term Loan 5.242% (1 Month LIBOR
USD + 3.00%, 0.750% Floor), 2/01/2024 (b)	919,225	918,986
Telenet Financing USD, LLC, Senior Secured
First Lien Term Loan 4.408% (1 Month
LIBOR USD + 2.25%), 8/17/2026 (b)	825,000	822,615
Unitymedia Finance, LLC, Senior Secured
First Lien Term Loan 4.408% (1 Month
LIBOR USD + 2.25%), 9/30/2025 (b)	360,000	360,743
UPC Broadband Holding B.V.,
Senior Secured First Lien Term Loan
4.658% (1 Month LIBOR USD + 2.50%),
1/15/2026 (b)	512,241	512,466
Virgin Media Bristol, LLC, Senior Secured
First Lien Term Loan 4.658% (1 Month
LIBOR USD + 2.50%), 1/15/2026 (b)	775,000	777,158
WideOpenWest Finance, LLC, Senior
Secured First Lien Term Loan
5.408% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 8/18/2023 (b)	1,543,878	1,517,825

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Media – Cable – 2.71% – Continued
Ziggo Secured Finance B.V., Senior Secured
First Lien Term Loan 4.658% (1 Month
LIBOR USD + 2.50%), 4/15/2025 (b)	$620,000	$609,538
		7,913,221
Media Diversified & Services – 3.16%
Ancestry.com Operations, Inc., Senior
Secured First Lien Term Loan 5.50%
(1 Month LIBOR USD + 3.25%,
1.000% Floor), 10/19/2023 (b)	1,780,716	1,790,742
Checkout Holding Corp., Senior
Secured First Lien Term Loan
5.813% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 4/09/2021 (b)	1,015,648	427,847
Creative Artists Agency, LLC, Senior
Secured First Lien Term Loan
5.158% (1 Month LIBOR USD + 3.00%),
2/15/2024 (b)	925,793	931,001
Hoya Midco, LLC, Senior Secured First Lien
Term Loan 5.576% (1 Month LIBOR
USD + 3.50%, 1.000% Floor), 6/28/2024 (b)	989,694	985,983
Learfield Communications, LLC, Senior
Secured First Lien Term Loan 5.50%
(1 Month LIBOR USD + 3.25%,
1.000% Floor), 12/01/2023 (b)	589,500	596,869
Meredith Corp., Senior Secured First Lien
Term Loan 5.242% (1 Month LIBOR
USD + 3.00%), 1/31/2025 (b)	1,218,785	1,227,590
Quebecor Media, Inc., Senior
Secured First Lien Term Loan 4.564%
(3 Month LIBOR USD + 2.25%,
0.750% Floor), 8/17/2020 (b)	602,664	604,548
William Morris Endeavor Entertainment, LLC,
Senior Secured First Lien Term Loan
5.00% (1 Month LIBOR USD + 2.75%),
5/16/2025 (b)	1,968,797	1,968,186

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Media Diversified & Services – 3.16% – Continued
WMG Acquisition Corp., Senior Secured
First Lien Term Loan 4.367% (1 Month
LIBOR USD + 2.125%), 11/01/2023 (b)	$703,000	$703,098
		9,235,864
Metals & Mining Excluding Steel – 0.20%
Aleris International, Inc., Senior Secured
First Lien Term Loan 6.992% (1 Month
LIBOR USD + 4.75%), 2/27/2023 (b)	578,550	589,942

Non-Food & Drug Retailers – 3.00%
ABG Intermediate Holdings 2, LLC
Senior Secured First Lien Term Loan
5.742% (1 Month LIBOR USD + 3.50%,
1.000% Floor), 9/27/2024 (b)	2,856,681	2,870,251
Senior Secured Second Lien Term Loan
9.992% (1 Month LIBOR USD + 7.75%,
1.000% Floor), 9/29/2025 (b)	315,495	318,256
Ascena Retail Group, Inc., Senior Secured
First Lien Term Loan 6.75%
(1 Month LIBOR USD + 4.50%,
0.750% Floor), 8/22/2022 (b)	952,781	924,398
Huntsman Holdings, LLC, Senior
Secured First Lien Term Loan 7.242%
(1 Month LIBOR USD + 5.00%,
0.750% Floor), 9/25/2024 (b)	886,050	896,018
Harbor Freight Tools USA, Inc., Senior
Secured First Lien Term Loan 4.742%
(1 Month LIBOR USD + 2.50%,
0.750% Floor), 8/18/2023 (b)	594,559	595,703
LIFE TIME Fitness
Senior Secured First Lien Term Loan
4.826% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 6/10/2022 (b)	1,751	1,761
Senior Secured First Lien Term Loan
5.063% (3 Month LIBOR USD + 2.75%,
1.000% Floor), 6/10/2022 (b)	691,771	695,704

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Non-Food & Drug Retailers – 3.00% – Continued
Michaels Stores, Inc.
Senior Secured First Lien Term Loan
4.712% (1 Month LIBOR USD + 2.50%,
1.000% Floor), 1/30/2023 (b)	$634,252	$631,347
Senior Secured First Lien Term Loan
4.658% (1 Month LIBOR USD + 2.50%,
1.000% Floor), 1/30/2023 (b)	224,232	223,205
National Vision, Inc., Senior Secured First
Lien Term Loan 4.742% (1 Month
LIBOR USD + 2.50%), 11/20/2024 (b)	648,693	654,573
Neiman Marcus Group, Ltd., LLC, Senior
Secured First Lien Term Loan 5.37%
(1 Month LIBOR USD + 3.25%,
1.000% Floor), 10/23/2020 (b)	521,275	485,380
Sally Holdings, LLC, Senior Secured
First Lien Term Loan 4.50%, 7/05/2024	485,000	472,875
		8,769,471
Oil & Gas – 1.14%
California Resources Corp., Senior
Secured First Lien Term Loan 6.962%
(1 Month LIBOR USD + 4.75%,
1.000% Floor), 12/30/2022 (b)	630,000	642,335
Floatel International, Ltd., Senior
Secured First Lien Term Loan
7.242% (1 Month LIBOR USD + 5.00%,
1.000% Floor), 6/29/2020 (b)	1,468,487	1,448,295
HGIM Corp., Senior Secured First Lien Term
Loan 8.508% (1 Month LIBOR USD + 6.000%,
1.000% Floor), 07/02/2023 (b)	429,673	433,074
Seadrill Operating, LP, Senior Secured First
Lien Term Loan 8.386% (3 Month LIBOR
USD + 6.00%, 1.000% Floor), 2/21/2021 (b)	419,124	398,587
U.S. Silica Co., Senior Secured First Lien Term
Loan 6.25% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 5/01/2025 (b)	417,900	409,933
		3,332,224

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Packaging – 2.71%
BWAY Holding Co., Senior Secured First Lien
Term Loan 5.581% (3 Month LIBOR
USD + 3.25%), 4/03/2024 (b)	$1,094,192	$1,094,618
Engineered Machinery Holdings, Inc.,
Senior Secured First Lien Term Loan
5.636% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 7/19/2024 (b)	292,788	289,738
Flex Acquisition Co., Inc., Senior Secured
First Lien Term Loan 5.751% (3 Month
LIBOR USD + 3.25%), 6/30/2025 (b)	1,080,000	1,083,916
Hoffmaster Group, Inc., Senior Secured
First Lien Term Loan 6.242%
(1 Month LIBOR USD + 4.00%,
1.000% Floor), 11/21/2023 (b)	736,875	743,783
Spectrum Holdings III Corp., Senior Secured
First Lien Term Loan 5.492% (1 Month
LIBOR USD + 3.25%), 1/31/2025 (b)	737,942	733,942
Pro Mach Group, Inc., Senior Secured
First Lien Term Loan 5.133% (1 Month
LIBOR USD + 3.00%), 3/07/2025 (b)	497,500	496,801
Reynolds Group Holdings, Inc., Senior Secured
First Lien Term Loan 4.992% (1 Month
LIBOR USD + 2.75%), 2/06/2023 (b)	622,895	626,399
SIG Combibloc PurchaseCo S.A R.L.,
Senior Secured First Lien Term Loan
7.00% (Prime Rate + 1.75%,
1.000% Floor), 3/11/2022 (b)	956,985	959,640
Titan Acquisition, Ltd., Senior Secured
First Lien Term Loan 5.242% (1 Month
LIBOR USD + 3.00%), 3/28/2025 (b)	492,525	479,520
TricorBraun, Inc.
Senior Secured First Lien Term Loan
6.136% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 11/30/2023 (b)	692,216	696,542
Senior Secured First Lien Term Loan
6.103% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 11/30/2023 (b)	69,750	70,186

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Packaging – 2.71% – Continued
Trident TPI Holdings, Inc., Senior Secured
First Lien Term Loan 5.492% (1 Month
LIBOR USD + 3.25%,
1.000% Floor), 10/17/2024 (b)	$641,767	$640,698
		7,915,783
Printing & Publishing – 0.64%
Cengage Learning, Inc.,
Senior Secured First Lien Term Loan
6.415% (1 Month LIBOR USD + 4.25%,
1.000% Floor), 6/07/2023 (b)	433,605	406,325
Harland Clarke Holdings Corp.,
Senior Secured First Lien Term Loan
7.136% (3 Month LIBOR USD + 4.75%,
1.000% Floor), 11/03/2023 (b)	771,987	743,520
LSC Communications, Inc., Senior Secured
First Lien Term Loan 7.742%
(1 Month LIBOR USD + 5.50%,
0.750% Floor), 9/30/2022 (b)	715,000	720,363
		1,870,208
Reits – 0.21%
VICI Properties 1, LLC, Senior Secured
First Lien Term Loan 4.212%
(1 Month LIBOR USD + 2.00%),
12/20/2024 (b)	610,909	612,580

Restaurants – 0.80%
1011778 B.C. Unlimited Liability Co.,
Senior Secured First Lien Term Loan
4.492% (1 Month LIBOR USD + 2.25%,
1.000% Floor), 2/16/2024 (b)	422,655	423,395
IRB Holding Corp., Senior Secured
First Lien Term Loan 5.46% (2 Month
LIBOR USD + 3.25%,
1.000% Floor), 2/05/2025 (b)	507,450	508,721

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Restaurants – 0.80% – Continued
K-Mac Holdings Corp., Senior Secured
First Lien Term Loan 5.415% (1 Month
LIBOR USD + 3.25%), 3/14/2025 (b)	$621,875	$625,140
NPC International, Inc., Senior Secured First
Lien Term Loan 5.576% (1 Month LIBOR
USD + 3.50%, 1.000% Floor), 4/19/2024 (b)	782,100	786,597
		2,343,853
Steel Producers & Products – 0.45%
GrafTech Finance, Inc., Senior Secured First
Lien Term Loan 5.742% (1 Month LIBOR
USD + 3.50%, 1.000% Floor), 2/12/2025 (b)	1,007,250	1,015,434
MRC Global (U.S.), Inc., Senior Secured
First Lien Term Loan 5.242% (1 Month
LIBOR USD + 3.00%), 9/20/2024 (b)	292,788	295,166
		1,310,600
Support – Services – 9.06%
Access CIG, LLC
Senior Secured First Lien Delayed-Draw
Term Loan 5.648% (LIBOR USD + 3.75%),
2/27/2025 (b)(d)(g)	142,921	143,903
Senior Secured First Lien Term Loan
5.992% (1 Month LIBOR USD + 3.75%),
2/27/2025 (b)	1,141,344	1,149,190
Senior Secured Second Lien Term Loan
9.992% (1 Month LIBOR USD + 7.75%),
2/27/2026 (b)	298,941	300,623
Senior Secured Second Lien Delayed-Draw
Term Loan 9.648% (LIBOR USD + 7.75%),
2/27/2026 (b)(d)(g)	16,059	16,149
USAGM Holdco, LLC, Senior Secured
First Lien Term Loan 6.136%
(3 Month LIBOR USD + 3.75%,
1.000% Floor), 7/28/2022 (b)	938,476	926,158
Aramark Services, Inc., Senior Secured First
Lien Term Loan 4.084% (3 Month LIBOR
USD + 1.75%), 3/28/2024 (b)	476,086	477,647

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Support – Services – 9.06% – Continued
Asurion, LLC
Senior Secured First Lien Term Loan
5.242% (1 Month LIBOR USD + 3.00%),
8/04/2022 (b)	$1,415,431	$1,428,701
Senior Secured First Lien Term Loan
5.242% (1 Month LIBOR USD + 3.00%),
11/03/2023 (b)	1,378,030	1,389,874
Senior Secured Second Lien Term Loan
8.742% (1 Month LIBOR USD + 6.50%),
8/04/2025 (b)	310,000	319,204
ATS Consolidated, Inc., Senior Secured
First Lien Term Loan 5.992% (1 Month
LIBOR USD + 3.75%), 3/03/2025 (b)	611,925	615,750
EAB Global, Inc., Senior Secured First Lien Term
Loan 6.253% (6 Month LIBOR USD + 3.75%,
1.000% Floor), 11/15/2024 (b)	631,825	623,927
Brand Energy & Infrastructure Services, Inc.
Senior Secured First Lien Term Loan
6.589% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 6/21/2024 (b)	247,699	249,604
Senior Secured First Lien Term Loan
6.636% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 6/21/2024 (b)	3,888	3,917
Senior Secured First Lien Term Loan
6.597% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 6/21/2024 (b)	1,283,976	1,293,850
Brightview Landscapes, LLC
Senior Secured First Lien Term Loan
4.688% (2 Month LIBOR USD + 2.50%),
8/15/2025 (b)	523,815	528,492
Senior Secured First Lien Term Loan
4.688% (1 Month LIBOR USD + 2.50%),
8/15/2025 (b)	621,185	623,842
Camelot Finance, LP, Senior Secured First Lien
Term Loan 5.492% (1 Month LIBOR
USD + 3.25%, 1.000% Floor), 10/03/2023 (b)	1,194,722	1,197,214

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Support – Services – 9.06% – Continued
Capri Acquisitions BidCo, Ltd., Senior Secured
First Lien Term Loan 5.592% (3 Month
LIBOR USD + 3.25%), 11/01/2024 (b)	$671,625	$670,923
Garda World Security Corp.
Senior Secured First Lien Term Loan
7.75% (Prime Rate + 2.50%,
1.000% Floor), 5/24/2024 (b)	2,569	2,583
Senior Secured First Lien Term Loan
5.821% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 5/24/2024 (b)	1,012,340	1,017,822
Information Resources, Inc.
Senior Secured First Lien Term Loan
6.567% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 1/18/2024 (b)	1,117,975	1,127,757
Senior Secured Second Lien Term Loan
10.567% (3 Month LIBOR USD + 8.25%,
1.000% Floor), 1/17/2025 (b)	720,000	726,300
Lakeland Tours, LLC, Senior Secured First
Lien Term Loan 6.334% (3 Month LIBOR
USD + 4.00%, 1.000% Floor), 12/16/2024 (b)	714,455	721,603
Learning Care Group (U.S.)
Senior Secured First Lien Term Loan
5.492% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 3/13/2025 (b)	201,950	202,707
Senior Secured First Lien Term Loan
5.415% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 3/13/2025 (b)	548,590	550,648
Mayfield Agency Borrower, Inc., Senior Secured
First Lien Term Loan 6.73% (1 Month
LIBOR USD + 4.50%), 2/28/2025 (b)	802,988	809,010
MoneyGram Payment Systems Worldwide,
Inc., Senior Secured First Lien Term Loan
5.492% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 3/27/2020 (b)	1,127,868	1,105,311
PODS, LLC, Senior Secured First Lien Term
Loan 4.883% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 12/06/2024 (b)	955,352	958,786

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Support – Services – 9.06% – Continued
Prometric Holdings, Inc., Senior Secured First
Lien Term Loan 5.25% (1 Month LIBOR
USD + 3.00%, 1.000% Floor), 1/29/2025 (b)	$731,325	$733,003
Renaissance Holding Corp., Senior Secured
First Lien Term Loan 5.492% (1 Month
LIBOR USD + 3.25%), 6/02/2025 (b)	523,688	523,769
Severin Acquisition, LLC, Senior Secured
First Lien Term Loan 5.354% (1 Month
LIBOR USD + 3.25%), 8/01/2025 (b)	600,000	601,125
SiteOne Landscape Supply, Inc., Senior
Secured First Lien Term Loan 4.89%
(1 Month LIBOR USD + 2.75%,
1.000% Floor), 10/29/2024 (b)	394,486	396,336
Staples, Inc., Senior Secured First Lien
Term Loan 6.343% (3 Month LIBOR
USD + 4.00%, 1.000% Floor), 9/12/2024 (b)	853,550	854,975
Tempo Acquisition, LLC, Senior Secured
First Lien Term Loan 5.242% (1 Month
LIBOR USD + 3.00%), 5/01/2024 (b)	555,531	558,358
TKC Holdings, Inc., Senior Secured First Lien
Term Loan 6.00% (1 Month LIBOR
USD + 3.75%, 1.000% Floor), 2/01/2023 (b)	770,389	772,477
TMK Hawk Parent, Corp., Senior Secured
First Lien Term Loan 5.75% (1 Month
LIBOR USD + 3.50%), 8/28/2024 (b)	415,845	404,756
USIC Holdings, Inc., Senior Secured First Lien
Term Loan 5.492% (1 Month LIBOR
USD + 3.25%, 1.000% Floor), 12/08/2023 (b)	811,166	817,420
West Corp.
Senior Secured First Lien Term Loan
5.742% (1 Month LIBOR USD + 3.50%,
1.000% Floor), 10/10/2024 (b)	798,000	792,350
Senior Secured First Lien Term Loan
6.242% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 10/10/2024 (b)	843,577	842,080
		26,478,144

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Technology – 8.49%
Avaya, Inc., Senior Secured First Lien Term
Loan 6.408% (1 Month LIBOR
USD + 4.25%), 12/16/2024 (b)	$1,442,166	$1,456,703
Canyon Valor Cos., Inc., Senior Secured
First Lien Term Loan 5.636% (3 Month
LIBOR USD + 3.25%), 6/16/2023 (b)	875,772	881,557
Celestica, Inc., Senior Secured First Lien
Term Loan 4.23% (1 Month LIBOR
USD + 2.00%), 6/27/2025 (b)	625,000	625,003
Compuware Corp., Senior Secured First
Lien Term Loan 5.712% (1 Month LIBOR
USD + 3.50%), 8/22/2025 (b)	360,000	363,449
Dell International, LLC, Senior Secured First
Lien Term Loan 4.25% (1 Month LIBOR
USD + 2.00%, 0.750% Floor), 9/07/2023 (b)	904,328	907,231
Diebold Nixdorf, Inc., Senior Secured First
Lien Term Loan 13.50% (Prime Rate + 8.25%),
8/24/2022 (b)	680,000	712,545
Dynatrace, LLC, Senior Secured First Lien
Term Loan 5.474% (1 Month LIBOR
USD + 3.25%), 8/22/2025 (b)	895,000	901,900
EagleView Technology Corp., Senior Secured
First Lien Term Loan 5.634% (1 Month
LIBOR USD + 3.50%), 8/14/2025 (b)	890,000	892,038
GlobalLogic Holdings, Inc.
Senior Secured First Lien Term Loan
5.492% (1 Month LIBOR USD + 3.25%),
8/01/2025 (b)	505,000	509,893
Senior Secured First Lien Delayed-Draw
Term Loan 5.587% (LIBOR USD + 3.25%),
8/01/2025 (b)(d)(g)	70,000	70,678
Genesys Telecommunications Laboratories,
Inc., Senior Secured First Lien Term Loan
5.742% (1 Month LIBOR USD + 3.50%),
12/01/2023 (b)	1,979,939	1,992,808
Help/Systems Holdings, Inc., Senior Secured
First Lien Term Loan 5.992% (1 Month
LIBOR USD + 3.75%), 3/28/2025 (b)	548,625	552,740

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Technology – 8.49% – Continued
Informatica, LLC, Senior Secured First Lien
Term Loan 5.492% (1 Month LIBOR
USD + 3.25%), 8/05/2022 (b)	$755,361	$762,205
RP Crown Parent, LLC, Senior Secured
First Lien Term Loan 4.992%
(1 Month LIBOR USD + 2.75%,
1.000% Floor), 10/12/2023 (b)	555,113	558,582
Kronos, Inc., Senior Secured First Lien Term
Loan 5.343% (3 Month LIBOR USD + 3.00%,
1.000% Floor), 11/01/2023 (b)	630,444	634,346
LANDesk Group, Inc., Senior Secured First
Lien Term Loan 6.33% (1 Month LIBOR
USD + 4.25%, 1.000% Floor), 1/22/2024 (b)	430,716	434,843
MA FinanceCo., LLC, Senior Secured First
Lien Term Loan 4.742% (1 Month LIBOR
USD + 2.50%), 6/21/2024 (b)	113,575	113,410
Seattle SpinCo, Inc., Senior Secured First
Lien Term Loan 4.742% (1 Month LIBOR
USD + 2.50%), 6/21/2024 (b)	767,000	765,884
Microchip Technology, Inc., Senior Secured
First Lien Term Loan 4.25% (1 Month
LIBOR USD + 2.00%), 5/29/2025 (b)	514,715	515,626
Almonde, Inc., Senior Secured First Lien
Term Loan 5.886% (3 Month LIBOR
USD + 3.50%, 1.000% Floor), 6/13/2024 (b)	682,259	683,538
MLN U.S. HoldCo, LLC, Senior Secured First
Lien Term Loan 6.839% (LIBOR
USD + 4.50%), 7/11/2025 (b)(d)(h)	640,000	647,402
Optiv Security, Inc., Senior Secured First Lien
Term Loan 5.50% (1 Month LIBOR
USD + 3.25%, 1.000% Floor), 2/01/2024 (b)	880,872	859,123
Barracuda Networks, Inc., Senior Secured
First Lien Term Loan 5.408%
(1 Month LIBOR USD + 3.25%,
1.000% Floor), 2/12/2025 (b)	957,600	960,889

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Technology – 8.49% – Continued
Project Alpha Intermediate Holding, Inc.,
Senior Secured First Lien Term Loan
5.99% (6 Month LIBOR USD + 3.50%,
1.000% Floor), 4/26/2024 (b)	$790,000	$791,153
Rackspace Hosting, Inc., Senior Secured
First Lien Term Loan 5.348%
(3 Month LIBOR USD + 3.00%,
1.000% Floor), 11/03/2023 (b)	687,154	679,317
Red Ventures, LLC, Senior Secured
First Lien Term Loan 6.242% (1 Month
LIBOR USD + 4.00%), 11/08/2024 (b)	408,750	414,115
Rocket Software, Inc., Senior Secured
First Lien Term Loan 6.136%
(3 Month LIBOR USD + 3.75%,
1.000% Floor), 10/13/2023 (b)	621,875	627,966
SolarWinds Holdings, Inc., Senior Secured
First Lien Term Loan 5.242% (1 Month
LIBOR USD + 3.00%), 2/05/2024 (b)	1,525,319	1,536,020
Solera, LLC, Senior Secured First Lien
Term Loan 4.992% (1 Month LIBOR
USD + 2.75%), 3/03/2023 (b)	1,008,612	1,011,925
SS&C Technologies, Inc.
Senior Secured First Lien Term Loan
4.492% (1 Month LIBOR USD + 2.25%),
4/16/2025 (b)	905,541	907,524
Senior Secured First Lien Term Loan
4.492% (1 Month LIBOR USD + 2.25%),
4/16/2025 (b)	351,500	352,270
TIBCO Software, Inc., Senior Secured
First Lien Term Loan 5.75%
(1 Month LIBOR USD + 3.50%,
1.000% Floor), 12/04/2020 (b)	867,411	872,382
Vertafore, Inc., Senior Secured First
Lien Term Loan 5.492% (1 Month
LIBOR USD + 3.25%), 7/02/2025 (b)	810,000	814,410
		24,809,475

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Telecommunications – Satellites – 1.80%
Maxar Technologies, Ltd., Senior Secured
First Lien Term Loan 5.136% (3 Month
LIBOR USD + 2.75%), 10/04/2024 (b)	$1,920,600	$1,893,385
Speedcast International, Ltd., Senior Secured
First Lien Term Loan 4.886% (3 Month
LIBOR USD + 2.50%), 5/15/2025 (b)	847,875	842,576
Telesat Canada, Senior Secured First Lien Term
Loan 4.89% (3 Month LIBOR USD + 2.50%,
0.750% Floor), 11/17/2023 (b)	1,546,392	1,552,330
Xplornet Communications, Inc., Senior
Secured First Lien Term Loan 6.386%
(3 Month LIBOR USD + 4.00%,
1.000% Floor), 9/09/2021 (b)	983,134	989,279
		5,277,570
Telecommunications – Wireline/Wireless – 3.21%
Altice Financing S.A., Senior Secured First
Lien Term Loan 4.908% (1 Month LIBOR
USD + 2.75%), 7/15/2025 (b)	550,606	541,246
CenturyLink, Inc., Senior Secured First Lien
Term Loan 4.992% (1 Month LIBOR
USD + 2.75%), 1/31/2025 (b)	2,049,886	2,038,099
Consolidated Communications, Inc., Senior
Secured First Lien Term Loan 5.25%
(1 Month LIBOR USD + 3.00%,
1.000% Floor), 10/05/2023 (b)	1,243,467	1,228,017
Masergy Holdings, Inc., Senior Secured First
Lien Term Loan 5.636% (3 Month LIBOR
USD + 3.25%, 1.000% Floor), 12/15/2023 (b)	491,250	492,274
MTN Infrastructure TopCo, Inc., Senior
Secured First Lien Term Loan 5.242%
(1 Month LIBOR USD + 3.00%,
1.000% Floor), 11/15/2024 (b)	447,750	449,501
Numericable U.S., LLC, Senior Secured
First Lien Term Loan 6.158% (1 Month
LIBOR USD + 4.00%), 8/14/2026 (b)	370,000	367,885

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Telecommunications – Wireline/Wireless – 3.21% – Continued
Flexential Intermediate Corp., Senior Secured
First Lien Term Loan 5.886% (3 Month
LIBOR USD + 3.50%), 8/01/2024 (b)	$1,283,741	$1,273,844
Cable & Wireless Communications, Ltd.,
Senior Secured First Lien Term Loan
5.492% (1 Month LIBOR USD + 3.25%),
1/30/2026 (b)	750,000	754,061
SFR Group S.A., Senior Secured First
Lien Term Loan 4.992% (1 Month LIBOR
USD + 2.75%), 7/31/2025 (b)	635,559	622,054
Sprint Communications, Inc., Senior
Secured First Lien Term Loan 4.75%
(1 Month LIBOR USD + 2.50%,
0.750% Floor), 2/02/2024 (b)	1,091,741	1,095,835
TierPoint, LLC, Senior Secured First Lien
Term Loan 5.992% (1 Month LIBOR
USD + 3.75%, 1.000% Floor), 5/06/2024 (b)	523,375	518,549
		9,381,365
Utilities – Electric – 1.78%
AES Corp., The, Senior Secured First Lien
Term Loan 4.067% (3 Month LIBOR
USD + 1.75%), 5/31/2022 (b)	684,610	685,678
Calpine Corp., Senior Secured First Lien
Term Loan 4.89% (3 Month LIBOR
USD + 2.50%), 1/15/2024 (b)	775,004	776,054
Eastern Power, LLC, Senior Secured First Lien
Term Loan 5.992% (1 Month LIBOR
USD + 3.75%, 1.000% Floor), 10/02/2023 (b)	329,550	329,494
Exgen Renewables IV, LLC, Senior
Secured First Lien Term Loan 5.32%
(3 Month LIBOR USD + 3.00%,
1.000% Floor), 11/29/2024 (b)	720,814	728,022
Frontera Generation Holdings, LLC, Senior
Secured First Lien Term Loan 6.354%
(1 Month LIBOR USD + 4.25%,
1.000% Floor), 5/02/2025 (b)	628,425	633,531

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 80.52% – Continued

Utilities – Electric – 1.78% – Continued
Lightstone Holdco, LLC
Senior Secured First Lien Term Loan
5.992% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 1/30/2024 (b)	$937,371	$932,249
Senior Secured First Lien Term Loan
5.826% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 1/30/2024 (b)	50,408	50,132
Vistra Operations Co., LLC, Senior Secured
First Lien Term Loan 4.242% (1 Month
LIBOR USD + 2.00%), 8/04/2023 (b)	434,452	435,538
Vistra Operations Co., LLC
Senior Secured First Lien Term Loan
4.242% (1 Month LIBOR USD + 2.00%),
12/31/2025 (b)	164,791	165,173
Senior Secured First Lien Term Loan
4.158% (1 Month LIBOR USD + 2.00%),
12/31/2025 (b)	453,659	454,709
		5,190,580
Utilities – Gas – 0.62%
Brazos Delaware II, LLC, Senior Secured
First Lien Term Loan 6.165% (1 Month
LIBOR USD + 4.00%), 5/21/2025 (b)	403,988	402,725
Lucid Energy Group II Borrower, LLC,
Senior Secured First Lien Term Loan
5.165% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 2/18/2025 (b)	462,151	456,664
Southcross Holdings Borrower, LP,
Senior Secured First Lien Term Loan
3.50%, 4/13/2023	64,176	60,726
Traverse Midstream Partners, LLC,
Senior Secured First Lien Term Loan
6.60% (6 Month LIBOR USD + 4.00%,
1.000% Floor), 9/27/2024 (b)	900,000	907,970
		1,828,085
TOTAL BANK LOANS
(Cost $234,786,493)		235,398,235

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 10.51% (i)

Aerospace & Defense – 0.32%
Triumph Group, Inc. 4.875%, 4/01/2021	$950,000	$921,500

Consumer Products – 0.19%
Griffon Corp. 5.25%, 3/01/2022	560,000	555,800

Environmental – 0.42%
Covanta Holding Corp. 6.375%, 10/01/2022	800,000	818,000
Hulk Finance Corp. 7.00%, 6/01/2026 (c)(j)	420,000	406,875
		1,224,875
Finance – Insurance – 0.24%
Acrisure, LLC / Acrisure Finance, Inc.
7.00%, 11/15/2025 (j)	765,000	715,237

Finance – Services – 1.74%
Alliance Data Systems Corp.
5.875%, 11/01/2021 (j)	1,350,000	1,380,375
Navient Corp. 5.50%, 1/25/2023	780,000	780,975
Starwood Property Trust, Inc.
5.00%, 12/15/2021	1,000,000	1,010,000
VFH Parent, LLC / Orchestra Co-Issuer, Inc.
6.75%, 6/15/2022 (j)	1,125,000	1,164,374
WEX, Inc. 4.75%, 2/01/2023 (j)	745,000	745,931
		5,081,655
Food & Drug Retailers – 0.10%
Albertsons Cos., LLC / Safeway, Inc. /
New Albertson’s, Inc. / Albertson’s, LLC
5.75%, 3/15/2025	310,000	280,550

Gaming – 0.18%
Scientific Games International, Inc.
5.00%, 10/15/2025 (j)	560,000	533,400

Healthcare – 1.08%
Avantor, Inc. 6.00%, 10/01/2024 (j)	560,000	569,800
Bausch Health Cos., Inc.
5.50%, 11/01/2025 (c)(j)	775,000	777,906

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 10.51% (i) – Continued

Healthcare – 1.08% – Continued
DaVita HealthCare Partners, Inc.
5.75%, 8/15/2022	$400,000	$408,840
MPH Acquisition Holdings, LLC
7.125%, 6/01/2024 (j)	550,000	572,000
Tenet Healthcare Corp.
4.625%, 7/15/2024	851,000	829,725
		3,158,271
Leisure & Entertainment – 0.48%
VOC Escrow, Ltd. 5.00%, 2/15/2028 (c)(j)	1,445,000	1,395,927

Media – Broadcast – 0.39%
LIN Television Corp. 5.875%, 11/15/2022	550,000	561,000
Tribune Media Co. 5.875%, 7/15/2022	580,000	593,050
		1,154,050
Media – Cable – 1.70%
Block Communications, Inc.
6.875%, 2/15/2025 (j)	1,410,000	1,452,299
Cablevision Systems Corp.
8.00%, 4/15/2020	650,000	686,563
CCO Holdings, LLC / CCO Holdings .
Capital Corp 5.25%, 9/30/2022	575,000	582,366
CSC Holdings, LLC 10.125%, 1/15/2023 (j)	500,000	548,250
DISH DBS Corp. 5.875%, 7/15/2022	1,750,000	1,714,667
		4,984,145
Media Diversified & Services – 0.34%
Meredith Corp. 6.875%, 2/01/2026 (j)	420,000	431,550
Nielsen Finance, LLC / Nielsen Finance Co.
5.50%, 10/01/2021 (c)(j)	550,000	554,125
		985,675
Non-Food & Drug Retailers – 0.61%
JC Penney Corp., Inc. 8.625%, 3/15/2025 (j)	445,000	300,375
PetSmart, Inc.
7.125%, 3/15/2023 (j)	1,180,000	854,025
5.875%, 6/01/2025 (j)	750,000	618,518
		1,772,918

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 10.51% (i) – Continued

Packaging – 0.18%
Reynolds Group Issuer, Inc. / Reynolds Group
Issuer, LLC / Reynolds Group Issuer Lu
5.75%, 10/15/2020	$533,009	$535,008

Support – Services – 0.45%
Frontdoor, Inc. 6.75%, 8/15/2026 (j)	560,000	578,200
GEO Group, Inc. 5.125%, 4/01/2023	780,000	750,750
		1,328,950
Technology – 0.57%
Dell International, LLC / EMC Corp.
4.42%, 6/15/2021 (j)	750,000	761,775
NCR Corp. 4.625%, 2/15/2021	900,000	893,251
		1,655,026
Telecommunications – Satellites – 0.48%
Hughes Satellite Systems Corp.
7.625%, 6/15/2021	1,300,000	1,407,614

Telecommunications – Wireline/Wireless – 0.55%
Frontier Communications Corp.
8.50%, 4/01/2026 (j)	280,000	265,650
Sprint Communications, Inc.
9.00%, 11/15/2018 (j)	650,000	654,843
7.00%, 8/15/2020	650,000	680,875
		1,601,368
Transportation Excluding Air & Rail – 0.12%
XPO Logistics, Inc. 6.50%, 6/15/2022 (j)	350,000	362,688

Utilities – Electric – 0.37%
AES Corp. 4.50%, 3/15/2023	445,000	446,669
TerraForm Power Operating, LLC
4.25%, 1/31/2023 (j)	655,000	641,900
		1,088,569
TOTAL CORPORATE BONDS
(Cost $31,465,374)		30,743,226

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

		Fair
	Shares	Value
PRIVATE PLACEMENTS – 0.59%

Finance – Services – 0.58%
RCS Capital Corp. (a)	17,405	$1,710,041

Utilities – Gas – 0.01%
Southcross Energy Partners, LP (a)	63	—
Southcross Energy Partners, LP (a)	63	16,144
		16,144
TOTAL PRIVATE PLACEMENTS
(Cost $133,682)		1,726,185

COMMON STOCKS – 0.55%

Forestry & Paper – 0.47%
Verso Corp. (a)	40,879	1,376,396

Media – Broadcast – 0.05%
Cumulus Media, Inc. (a)	8,437	144,104

Oil & Gas – 0.03%
Ascent Resources, LLC (a)(f)	11,064	35,543
HGIM Corp. (a)	1,010	54,540
		90,083
TOTAL COMMON STOCKS
(Cost $2,082,878)		1,610,583

WARRANTS – 0.09%

Oil & Gas – 0.09%
Ascent Resources, LLC (a)(f)	72,369	12,665
Ascent Resources, LLC (a)(f)	56,287	6,754
HGIM Corp. (a)	4,517	248,435
		267,854
TOTAL WARRANTS
(Cost $202,573)		267,854

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

		Fair
	Shares	Value
SHORT-TERM INVESTMENTS – 6.08%

Money Market Fund – 6.08%
Fidelity Government Portfolio –
Institutional Class, 1.92% (e)	17,762,086	$17,762,086
TOTAL SHORT-TERM INVESTMENTS
(Cost $17,762,086)		17,762,086
Total Investments (Cost $286,433,086) – 98.34%		287,508,169
Other Assets in Excess of Liabilities – 1.66%		4,847,967
TOTAL NET ASSETS – 100.00%		$292,356,136

Percentages are stated as a percent of net assets.
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Variable rate securities, the coupon rate shown is the effective interest rate as of September 30, 2018.
(c)	U.S. traded security of a foreign issuer.
(d)	Variable rate security. Final terms of the bank loan are not yet known, so reference index and spread information may not be presented.
(e)	Rate shown is the 7-day annualized yield as of September 30, 2018.
(f)	Value determined using significant unobservable inputs.
(g)	All or a portion of the loan is unfunded.
(h)	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of September 30, 2018 the value of these investments was $6,095,606 or 2.08% of net assets.
(i)	All or a portion is posted as collateral for delayed settlement securities.
(j)
Rule 144a Security.  The Fund’s Advisor has deemed these securities to be liquid based upon procedures approved by the Board of Trustees.  As of September 30, 2018 the value of these investments was $16,286,023 or 5.57% of net assets.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2018 (Unaudited)

% Net
TOP TEN HOLDINGS	Assets
T-Mobile USA, Inc. 6.00%, 3/01/2023	1.42%
Valeant Pharmaceuticals International, Inc. 7.50%, 7/15/2021	1.36%
KLX, Inc. 5.875%, 12/01/2022	1.22%
Centene Corp. 5.625%, 2/15/2021	1.16%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC /
Reynolds Group Issuer Lu 5.75%, 10/15/2020	1.11%
DaVita HealthCare Partners, Inc. 5.75%, 8/15/2022	1.06%
Boyd Gaming Corp. 6.875%, 5/15/2023	1.05%
TEGNA, Inc. 5.125%, 7/15/2020	0.99%
CCO Holdings, LLC / CCO Holdings Capital Corp.
5.25%, 9/30/2022	0.98%
Vistra Energy Corp. 7.375%, 11/01/2022	0.96%

The portfolio’s holdings and allocations are subject to change.  The top ten holdings presented exclude short-term investments. The percentages are of total net assets as of September 30, 2018.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 84.52% (i)

Aerospace & Defense – 2.68%
Bombardier, Inc.
7.75%, 3/15/2020 (b)(c)(d)	$2,580,000	$2,707,387
6.00%, 10/15/2022 (b)(c)(d)	1,325,000	1,334,991
KLX, Inc. 5.875%, 12/01/2022 (c)(d)	6,813,000	7,054,861
Moog, Inc. 5.25%, 12/01/2022 (c)(d)	1,915,000	1,934,150
TransDigm, Inc.
5.50%, 10/15/2020	1,060,000	1,062,650
6.00%, 7/15/2022	370,000	376,938
Triumph Group, Inc. 4.875%, 4/01/2021	1,040,000	1,008,800
		15,479,777
Automotive – 2.01%
American Axle & Manufacturing, Inc.
7.75%, 11/15/2019	1,904,000	1,984,920
6.625%, 10/15/2022	1,112,000	1,137,020
Dana, Inc. 6.00%, 9/15/2023	1,300,000	1,340,625
IHO Verwaltungs GmbH 4.125% Cash or
5.00% PIK, 9/15/2021 (b)(j)(c)(d)	3,025,000	3,002,313
Jaguar Land Rover Automotive PLC
5.625%, 2/01/2023 (b)(c)(d)	732,000	721,935
Penske Automotive Group, Inc.
5.75%, 10/01/2022	3,379,000	3,444,468
		11,631,281
Beverage & Food – 0.94%
B&G Foods, Inc. 4.625%, 6/01/2021	2,950,000	2,957,375
Darling Ingredients, Inc. 5.375%, 1/15/2022	2,150,000	2,174,187
TreeHouse Foods, Inc. 4.875%, 3/15/2022	285,000	286,425
		5,417,987
Building & Construction – 1.36%
Lennar Corp.
4.125%, 12/01/2018	950,000	948,812
6.25%, 12/15/2021	602,000	632,100
4.75%, 11/15/2022	2,550,000	2,567,340
M/I Homes, Inc. 6.75%, 1/15/2021	1,375,000	1,407,588
Toll Brothers Finance Corp.
6.75%, 11/01/2019	350,000	362,688

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 84.52% (i) – Continued

Building & Construction – 1.36% – Continued
TRI Pointe Group, Inc. 4.875%, 7/01/2021	$150,000	$150,375
TRI Pointe Group, Inc. / TRI Pointe
Homes, Inc. 4.375%, 6/15/2019	1,800,000	1,815,750
		7,884,653
Building Materials – 1.05%
American Builders & Contractors Supply Co.,
Inc. 5.75%, 12/15/2023 (c)(d)	885,000	906,018
CPG Merger Sub, LLC
8.00%, 10/01/2021 (c)(d)	1,300,000	1,321,125
Summit Materials, LLC / Summit Materials
Finance Corp.
8.50%, 4/15/2022	1,985,000	2,116,506
6.125%, 7/15/2023	1,725,000	1,758,086
		6,101,735
Chemicals – 3.19%
Blue Cube Spinco, LLC 9.75%, 10/15/2023	3,840,000	4,353,600
Huntsman International, LLC
4.875%, 11/15/2020	2,000,000	2,040,000
OCI N.V. 6.625%, 4/15/2023 (b)(c)(d)	1,000,000	1,038,750
Platform Specialty Products Corp.
6.50%, 2/01/2022 (c)(d)	3,350,000	3,421,187
PolyOne Corp. 5.25%, 3/15/2023	1,000,000	1,040,030
PQ Corp. 6.75%, 11/15/2022 (c)(d)	3,700,000	3,863,466
Univar USA, Inc. 6.75%, 7/15/2023 (c)(d)	2,600,000	2,697,500
		18,454,533
Consumer Products – 1.61%
Central Garden & Pet Co.
6.125%, 11/15/2023	1,600,000	1,658,000
First Quality Finance Co, Inc.
4.625%, 5/15/2021 (c)(d)	1,400,000	1,405,250
Griffon Corp. 5.25%, 3/01/2022	1,050,000	1,042,125
Prestige Brands, Inc.
5.375%, 12/15/2021 (c)(d)	4,370,000	4,397,313
Spectrum Brands, Inc. 6.625%, 11/15/2022	800,000	822,000
		9,324,688

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 84.52% (i) – Continued

Environmental – 1.44%
Clean Harbors, Inc. 5.125%, 6/01/2021	$1,400,000	$1,407,000
Covanta Holding Corp.
6.375%, 10/01/2022	2,769,000	2,831,302
GFL Environmental, Inc.
5.625%, 5/01/2022 (b)(c)(d)	4,235,000	4,118,538
		8,356,840
Finance – Banking – 1.22%
Ally Financial, Inc.
8.00%, 3/15/2020	4,925,000	5,232,812
4.625%, 5/19/2022	350,000	353,493
CIT Group, Inc. 4.125%, 3/09/2021	1,480,000	1,483,700
		7,070,005
Finance – Services – 5.37%
Alliance Data Systems Corp.
5.875%, 11/01/2021 (c)(d)	3,405,000	3,481,612
DAE Funding, LLC
4.00%, 8/01/2020 (c)(d)	3,000,000	2,973,750
Lincoln Finance, Ltd.
7.375%, 4/15/2021 (b)(c)(d)	3,898,000	4,039,614
Nationstar Mortgage Holdings, Inc.
8.125%, 7/15/2023 (c)(d)	1,715,000	1,800,407
Nationstar Mortgage, LLC / Nationstar
Capital Corp. 6.50%, 7/01/2021	3,255,000	3,267,043
Navient Corp.
5.50%, 1/15/2019	600,000	603,750
8.00%, 3/25/2020	875,000	923,125
5.875%, 3/25/2021	2,680,000	2,753,646
6.50%, 6/15/2022	1,175,000	1,222,564
Park Aerospace Holdings, Ltd.
5.25%, 8/15/2022 (b)(c)(d)	1,145,000	1,159,313
Springleaf Finance Corp.
8.25%, 12/15/2020	1,085,000	1,180,968
7.75%, 10/01/2021	1,020,000	1,104,130
6.125%, 5/15/2022	475,000	492,219
Starwood Property Trust, Inc.
3.625%, 2/01/2021 (c)(d)	645,000	633,713
5.00%, 12/15/2021	3,555,000	3,590,550

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 84.52% (i) – Continued

Finance – Services – 5.37% – Continued
VFH Parent, LLC / Orchestra Co-Issuer, Inc.
6.75%, 6/15/2022 (c)(d)	$1,797,000	$1,859,895
		31,086,299
Food & Drug Retailers – 0.24%
Ingles Markets, Inc. 5.75%, 6/15/2023	1,361,000	1,384,818

Forestry & Paper – 0.22%
Cascades, Inc. 5.50%, 7/15/2022 (b)(c)(d)	1,235,000	1,250,438

Gaming – 3.35%
Boyd Gaming Corp. 6.875%, 5/15/2023	5,786,000	6,099,890
Eldorado Resorts, Inc. 7.00%, 8/01/2023	2,845,000	3,001,475
MGM Resorts International
8.625%, 2/01/2019	2,500,000	2,550,000
6.75%, 10/01/2020	2,100,000	2,212,875
6.625%, 12/15/2021	690,000	733,125
7.75%, 3/15/2022	4,375,000	4,801,563
		19,398,928
General Industrial Manufacturing – 1.59%
Actuant Corp. 5.625%, 6/15/2022	1,225,000	1,241,844
Anixter, Inc. 5.625%, 5/01/2019	2,500,000	2,537,500
EnPro Industries, Inc. 5.875%, 9/15/2022	2,185,000	2,236,894
Gates Global, LLC / Gates Global Co.
6.00%, 7/15/2022 (c)(d)	1,410,000	1,422,337
WESCO Distribution, Inc.
5.375%, 12/15/2021	1,725,000	1,748,719
		9,187,294
Healthcare – 16.21%
Acadia Healthcare Co., Inc.
6.125%, 3/15/2021	1,400,000	1,414,000
5.625%, 2/15/2023	3,944,000	3,983,440
Air Medical Group Holdings, Inc.
6.375%, 5/15/2023 (c)(d)	1,300,000	1,173,250
Centene Corp.
5.625%, 2/15/2021	6,570,000	6,701,400
4.75%, 5/15/2022	2,583,000	2,624,974

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 84.52% (i) – Continued

Healthcare – 16.21% – Continued
DaVita HealthCare Partners, Inc.
5.75%, 8/15/2022	$6,000,000	$6,132,600
Eagle Holding Co. II, LLC 7.625% Cash or
8.00% PIK, 5/15/2022 (a)(c)(d)(j)	4,090,000	4,151,350
Envision Healthcare Corp.
5.125%, 7/01/2022 (c)(d)	3,587,000	3,692,816
HCA, Inc.
4.25%, 10/15/2019	525,000	530,250
6.50%, 2/15/2020	4,975,000	5,188,925
6.25%, 2/15/2021	500,000	522,500
7.50%, 2/15/2022	2,000,000	2,195,000
5.875%, 3/15/2022	1,875,000	1,992,187
5.875%, 5/01/2023	2,375,000	2,511,563
Hill-Rom Holdings, Inc.
5.75%, 9/01/2023 (c)(d)	2,075,000	2,137,250
Jaguar Holding Co. II / Pharmaceutical
Product Development, LLC
6.375%, 8/01/2023 (c)(d)	2,030,000	2,050,300
Molina Healthcare, Inc.
5.375%, 11/15/2022 (e)	2,753,000	2,811,501
MPH Acquisition Holdings, LLC
7.125%, 6/01/2024 (c)(d)	550,000	572,000
MPT Operating Partnership, LP /
MPT Finance Corp. 6.375%, 3/01/2024	2,585,000	2,714,250
Polaris Intermediate Corp. 8.50% Cash or
9.00% PIK, 12/01/2022 (a)(c)(d)(j)	3,760,000	3,899,082
RegionalCare Hospital Partners
Holdings, Inc. 8.25%, 5/01/2023 (c)(d)	1,430,000	1,508,650
Sabra Health Care, LP / Sabra Capital Corp.
5.50%, 2/01/2021	1,750,000	1,781,719
5.375%, 6/01/2023	1,050,000	1,057,875
Service Corp International U.S.
4.50%, 11/15/2020	550,000	552,063
5.375%, 1/15/2022	1,150,000	1,166,531
Sotera Health Holdings, LLC
6.50%, 5/15/2023 (c)(d)	1,550,000	1,600,375
Sotera Health Topco, Inc. 8.125% Cash or
9.00% PIK, 11/01/2021 (c)(d)(j)	3,841,000	3,889,013

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 84.52% (i) – Continued

Healthcare – 16.21% – Continued
Tenet Healthcare Corp.
6.00%, 10/01/2020	$1,000,000	$1,035,350
4.50%, 4/01/2021	3,350,000	3,350,000
4.375%, 10/01/2021	2,750,000	2,751,842
7.50%, 1/01/2022 (c)(d)	1,275,000	1,335,563
8.125%, 4/01/2022	1,620,000	1,713,231
Teva Pharmaceutical Finance IV B.V.
3.65%, 11/10/2021 (b)	850,000	823,916
Teva Pharmaceutical Finance IV, LLC
2.25%, 3/18/2020	1,375,000	1,334,780
Teva Pharmaceutical Finance
Netherlands III B.V. 2.20%, 7/21/2021 (b)	3,285,000	3,088,977
Universal Hospital Services, Inc.
7.625%, 8/15/2020	1,890,000	1,894,725
Valeant Pharmaceuticals International,
Inc. 7.50%, 7/15/2021 (b)(c)(d)	7,725,000	7,889,156
		93,772,404
Hotels – 0.48%
RHP Hotel Properties, LP /
RHP Finance Corp.
5.00%, 4/15/2021	2,100,000	2,115,750
5.00%, 4/15/2023	650,000	651,625
		2,767,375
Leisure & Entertainment – 1.24%
AMC Entertainment Holdings, Inc.
5.875%, 2/15/2022	2,160,000	2,184,300
Cinemark USA, Inc. 5.125%, 12/15/2022	560,000	565,600
Live Nation Entertainment, Inc.
5.375%, 6/15/2022 (c)(d)	1,250,000	1,268,750
NCL Corp., Ltd. 4.75%, 12/15/2021 (b)(c)(d)	1,375,000	1,387,031
Wyndham Destinations, Inc.
5.625%, 3/01/2021	1,145,000	1,173,625
3.90%, 3/01/2023	670,000	623,100
		7,202,406

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 84.52% (i) – Continued

Media – Broadcast – 3.72%
AMC Networks, Inc. 4.75%, 12/15/2022	$1,051,000	$1,053,627
LIN Television Corp. 5.875%, 11/15/2022	860,000	877,200
Nexstar Broadcasting, Inc.
6.125%, 2/15/2022 (c)(d)	2,350,000	2,399,938
Sinclair Television Group, Inc.
5.375%, 4/01/2021	3,280,000	3,288,200
6.125%, 10/01/2022	750,000	766,875
TEGNA, Inc.
5.125%, 10/15/2019	879,000	880,648
5.125%, 7/15/2020	5,656,000	5,705,490
Tribune Media Co. 5.875%, 7/15/2022	2,400,000	2,454,000
Univision Communications, Inc.
6.75%, 9/15/2022 (c)(d)	4,010,000	4,110,250
		21,536,228
Media – Cable – 7.97%
Cable ONE, Inc. 5.75%, 6/15/2022 (c)(d)	2,525,000	2,578,656
Cablevision Systems Corp.
8.00%, 4/15/2020	4,485,000	4,737,281
CCO Holdings, LLC /
CCO Holdings Capital Corp.
5.25%, 3/15/2021	993,000	999,827
5.25%, 9/30/2022	5,575,000	5,646,416
Cequel Communications Holdings I, LLC /
Cequel Capital Corp.
5.125%, 12/15/2021 (c)(d)	2,805,000	2,829,544
5.125%, 12/15/2021 (c)(d)	2,000,000	2,010,440
CSC Holdings, LLC
6.75%, 11/15/2021	800,000	845,000
10.125%, 1/15/2023 (c)(d)	3,125,000	3,426,562
DISH DBS Corp.
7.875%, 9/01/2019	2,420,000	2,511,258
5.125%, 5/01/2020	425,000	429,773
6.75%, 6/01/2021	5,200,000	5,323,500
5.875%, 7/15/2022	1,130,000	1,107,185
GCI, LLC 6.75%, 6/01/2021	3,441,000	3,488,314
Mediacom Broadband, LLC / Mediacom
Broadband Corp. 5.50%, 4/15/2021	2,547,000	2,578,837

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 84.52% (i) – Continued

Media – Cable – 7.97% – Continued
Midcontinent Communications /
Midcontinent Finance Corp.
6.875%, 8/15/2023 (c)(d)	$3,900,000	$4,101,045
Netflix, Inc.
5.375%, 2/01/2021	1,500,000	1,545,000
5.50%, 2/15/2022	250,000	259,063
Radiate Holdco, LLC / Radiate Finance, Inc.
6.875%, 2/15/2023 (c)(d)	715,000	691,763
Virgin Media Finance PLC
6.375%, 4/15/2023 (b)(c)(d)	1,000,000	1,028,750
		46,138,214
Media Diversified & Services – 1.68%
National CineMedia, LLC 6.00%, 4/15/2022	2,190,000	2,228,325
Nielsen Finance, LLC / Nielsen Finance Co.
4.50%, 10/01/2020	600,000	601,500
5.50%, 10/01/2021 (b)(c)(d)	3,775,000	3,803,312
5.00%, 4/15/2022 (c)(d)	800,000	782,000
Outfront Media Capital, LLC / Outfront
Media Capital Corp. 5.25%, 2/15/2022	1,275,000	1,295,719
Quebecor Media, Inc. 5.75%, 1/15/2023 (b)	1,000,000	1,033,750
		9,744,606
Metals & Mining Excluding Steel – 1.95%
Arconic, Inc. 5.40%, 4/15/2021	660,000	681,450
FMG Resources Pty, Ltd.
4.75%, 5/15/2022 (b)(c)(d)	1,550,000	1,540,312
Freeport-McMoRan, Inc.
6.875%, 2/15/2023	1,973,000	2,111,110
Lundin Mining Corp.
7.875%, 11/01/2022 (b)(c)(d)	2,650,000	2,770,244
Teck Resources, Ltd.
8.50%, 6/01/2024 (b)(c)(d)	3,786,000	4,155,135
		11,258,251
Non-Food & Drug Retailers – 1.32%
Michaels Stores, Inc.
5.875%, 12/15/2020 (c)(d)	4,815,000	4,843,890

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 84.52% (i) – Continued

Non-Food & Drug Retailers – 1.32% – Continued
QVC, Inc. 3.125%, 4/01/2019	$1,585,000	$1,585,236
William Carter Co. 5.25%, 8/15/2021	1,175,000	1,188,953
		7,618,079
Oil & Gas – 0.40%
Range Resources Corp. 5.75%, 6/01/2021	1,650,000	1,705,688
Rowan Cos., Inc. 7.875%, 8/01/2019	590,000	610,650
		2,316,338
Packaging – 3.01%
ARD Finance S.A. 7.125% Cash or 8.00%
PIK, 9/15/2023 (b)(j)	524,000	529,240
Berry Global, Inc. 6.00%, 10/15/2022	3,700,000	3,824,875
Greif, Inc. 7.75%, 8/01/2019	1,825,000	1,894,350
Reynolds Group Issuer, Inc. / Reynolds Group
Issuer, LLC / Reynolds Group Issuer Lu
5.75%, 10/15/2020	6,323,428	6,347,141
6.875%, 2/15/2021	1,351,495	1,368,389
5.839% (3 Month LIBOR USD + 3.50%),
7/15/2021 (a)(c)(d)	1,150,000	1,168,687
Silgan Holdings, Inc. 5.50%, 2/01/2022	2,250,000	2,283,750
		17,416,432
Printing & Publishing – 0.22%
Harland Clarke Holdings Corp.
8.375%, 8/15/2022 (c)(d)	1,330,000	1,281,788

Real Estate Development & Management – 0.07%
Realogy Group, LLC / Realogy Co-Issuer Corp.
5.25%, 12/01/2021 (c)(d)	380,000	382,375

Reits – 0.48%
VICI Properties 1, LLC / VICI FC, Inc.
8.00%, 10/15/2023	2,483,582	2,753,672

Steel Producers & Products – 0.48%
Steel Dynamics, Inc.
5.125%, 10/01/2021	255,000	258,124
5.25%, 4/15/2023	219,000	223,062

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 84.52% (i) – Continued

Steel Producers & Products – 0.48% – Continued
Zekelman Industries, Inc.
9.875%, 6/15/2023 (c)(d)	$2,131,000	$2,320,126
		2,801,312
Support – Services – 2.95%
CoreCivic, Inc. 4.125%, 4/01/2020	1,250,000	1,251,938
FTI Consulting, Inc. 6.00%, 11/15/2022	2,275,000	2,333,240
Garda World Security Corp.
7.25%, 11/15/2021 (b)(c)(h)	1,000,000	1,005,300
GEO Group, Inc. 5.875%, 1/15/2022	2,955,000	2,984,550
Herc Rentals, Inc. 7.50%, 6/01/2022 (c)(d)	900,000	956,250
Hertz Corp. 7.625%, 6/01/2022 (c)(d)	510,000	504,900
Iron Mountain, Inc.
4.375%, 6/01/2021 (c)(d)	950,000	954,750
6.00%, 8/15/2023	5,042,000	5,183,831
Williams Scotsman International, Inc.
7.875%, 12/15/2022 (c)(d)	1,410,000	1,455,825
6.875%, 8/15/2023 (c)(d)	450,000	447,750
		17,078,334
Technology – 3.75%
Advanced Micro Devices, Inc.
7.50%, 8/15/2022	386,000	435,713
CDK Global, Inc. 3.80%, 10/15/2019	1,575,000	1,579,725
CommScope, Inc. 5.00%, 6/15/2021 (c)(d)	2,200,000	2,211,000
Dell International, LLC / EMC Corp.
5.875%, 6/15/2021 (c)(d)	4,040,000	4,171,206
EMC Corp. 3.375%, 6/01/2023	1,000,000	947,720
First Data Corp.
5.375%, 8/15/2023 (c)(d)	4,025,000	4,096,444
7.00%, 12/01/2023 (c)(d)	1,570,000	1,638,687
Infor Software Parent, LLC / Infor Software
Parent, Inc. 7.125% Cash or
8.00% PIK, 5/01/2021 (c)(d)(j)	1,340,000	1,358,412
Infor US, Inc. 5.75%, 8/15/2020 (c)(d)	1,925,000	1,953,875
NCR Corp.
4.625%, 2/15/2021	950,000	942,875
5.875%, 12/15/2021	1,325,000	1,343,219

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 84.52% (i) – Continued

Technology – 3.75% – Continued
NXP B.V. / NXP Funding, LLC
4.125%, 6/01/2021 (b)(c)(d)	$1,000,000	$1,001,420
		21,680,296
Telecommunications – Satellites – 1.36%
Hughes Satellite Systems Corp.
6.50%, 6/15/2019	1,723,000	1,760,691
7.625%, 6/15/2021	5,000,000	5,413,900
Inmarsat Finance PLC
4.875%, 5/15/2022 (b)(c)(d)	684,000	684,000
		7,858,591
Telecommunications – Wireline/Wireless – 5.81%
Altice Financing S.A.
6.625%, 2/15/2023 (b)(c)(d)	1,250,000	1,262,500
Altice Luxembourg S.A.
7.75%, 5/15/2022 (b)(c)(d)	550,000	536,250
CenturyLink, Inc.
5.625%, 4/01/2020	2,425,000	2,476,531
6.45%, 6/15/2021	1,420,000	1,478,575
5.80%, 3/15/2022	1,140,000	1,165,650
Cogent Communications Finance, Inc.
5.625%, 4/15/2021 (c)(d)	675,000	680,062
Cogent Communications Group, Inc.
5.375%, 3/01/2022 (c)(d)	525,000	535,500
Equinix, Inc. 5.375%, 1/01/2022	603,000	624,105
Level 3 Financing, Inc. 6.125%, 1/15/2021	2,100,000	2,118,375
Level 3 Parent, LLC 5.75%, 12/01/2022	2,600,000	2,636,270
Sprint Communications, Inc.
9.00%, 11/15/2018 (c)(d)	700,000	705,215
6.90%, 5/01/2019	2,085,000	2,124,094
7.00%, 8/15/2020	4,800,000	5,028,000
Sprint Corp. 7.25%, 9/15/2021	1,200,000	1,272,000
T-Mobile USA, Inc. 6.00%, 3/01/2023	7,980,000	8,223,390
Zayo Group, LLC / Zayo Capital, Inc.
6.00%, 4/01/2023	2,675,000	2,768,625
		33,635,142

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 84.52% (i) – Continued

Transportation Excluding Air & Rail – 0.83%
XPO Logistics, Inc. 6.50%, 6/15/2022 (c)(d)	$4,625,000	$4,792,656

Utilities – Electric – 1.89%
AES Corp. 4.50%, 3/15/2023	995,000	998,731
NRG Energy, Inc. 6.25%, 7/15/2022	1,644,000	1,700,225
Vistra Energy Corp.
7.375%, 11/01/2022	5,343,000	5,556,720
5.875%, 6/01/2023	2,600,000	2,687,750
		10,943,426
Utilities – Gas – 2.43%
Blue Racer Midstream, LLC / Blue Racer
Finance Corp. 6.125%, 11/15/2022 (c)(d)	1,250,000	1,289,062
Crestwood Midstream Partners, LP /
Crestwood Midstream Finance Corp.
6.25%, 4/01/2023	1,375,000	1,428,281
DCP Midstream Operating, LP
5.35%, 3/15/2020 (c)(d)	765,000	784,125
Genesis Energy, LP / Genesis Energy
Finance Corp. 6.75%, 8/01/2022	1,054,000	1,080,350
NGL Energy Partners, LP / NGL Energy
Finance Corp. 5.125%, 7/15/2019	3,075,000	3,101,906
NGPL PipeCo, LLC 4.375%, 8/15/2022 (c)(d)	2,390,000	2,419,875
NuStar Logistics, LP
4.80%, 9/01/2020	300,000	303,375
6.75%, 2/01/2021	500,000	525,000
Rockies Express Pipeline, LLC
6.00%, 1/15/2019 (c)(d)	1,350,000	1,361,813
5.625%, 4/15/2020 (c)(d)	1,250,000	1,290,625
Sunoco, LP / Sunoco Finance Corp.
4.875%, 1/15/2023 (c)(d)	500,000	496,250
		14,080,662
TOTAL CORPORATE BONDS
(Cost $489,164,933)		489,087,863

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 11.03%

Aerospace & Defense – 0.31%
Transdigm, Inc., Senior Secured First Lien
Term Loan 4.742% (1 Month LIBOR
USD + 2.50%), 8/22/2024 (a)	$1,814,578	$1,822,109

Automotive – 0.70%
CWGS Group, LLC
Senior Secured First Lien Term Loan
4.87% (1 Month LIBOR USD + 2.75%,
0.750% Floor), 11/08/2023 (a)	2,487,486	2,448,308
Senior Secured First Lien Term Loan
4.826% (1 Month LIBOR USD + 2.75%,
0.750% Floor), 11/08/2023 (a)	1,273	1,253
Mavis Tire Express Services Corp.
Senior Secured First Lien Term Loan
5.415% (1 Month LIBOR USD + 3.25%),
3/20/2025 (a)	1,381,741	1,379,150
Senior Secured First Lien Delayed-Draw
Term Loan 5.415% (1 Month LIBOR
USD + 3.25%), 3/20/2025 (a)(g)	222,253	221,836
		4,050,547
Beverage & Food – 0.12%
Allflex Holdings III, Inc, Senior Secured First
Lien Term Loan 5.586% (3 Month LIBOR
USD + 3.25%, 1.000% Floor), 7/17/2020 (a)	673,418	676,222

Building Materials – 0.22%
QUIKRETE Holdings, Inc., Senior Secured
First Lien Term Loan 4.992% (1 Month
LIBOR USD + 2.75%), 11/15/2023 (a)	1,253,133	1,257,444

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 11.03% – Continued

Chemicals – 0.15%
Nexeo Solutions, LLC
Senior Secured First Lien Term Loan
5.592% (3 Month LIBOR USD + 3.25%),
6/09/2023 (a)	$299,542	$301,714
Senior Secured First Lien Term Loan
5.636% (3 Month LIBOR USD + 3.25%),
6/09/2023 (a)	284,934	287,000
Senior Secured First Lien Term Loan
5.563% (3 Month LIBOR USD + 3.25%),
6/09/2023 (a)	295,420	297,561
		886,275
Consumer Products – 0.43%
Alphabet Holding Co., Inc., Senior Secured
First Lien Term Loan 5.742% (1 Month
LIBOR USD + 3.50%), 9/26/2024 (a)	1,482,519	1,433,225
Kronos Acquisition Holdings Inc., Senior
Secured First Lien Term Loan 6.242%
(1 Month LIBOR USD + 4.00%,
1.000% Floor), 5/15/2023 (a)	1,080,045	1,076,670
		2,509,895
Environmental – 0.19%
Granite Acquisition, Inc.
Senior Secured First Lien Term Loan
5.837% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 12/17/2021 (a)	1,046,103	1,056,099
Senior Secured First Lien Term Loan
5.886% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 12/17/2021 (a)	26,107	26,357
		1,082,456
Finance – Insurance – 1.29%
Acrisure, LLC, Senior Secured First Lien Term
Loan 6.592% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 11/22/2023 (a)	2,561,130	2,575,011

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 11.03% – Continued

Finance – Insurance – 1.29% – Continued
AssuredPartners, Inc., Senior Secured First
Lien Term Loan 3.496% (1 Month
LIBOR USD + 3.25%), 10/22/2024 (a)	$1,741,250	$1,747,780
HUB International Ltd., Senior Secured
First Lien Term Loan 5.335% (3 Month
LIBOR USD + 3.00%), 4/25/2025 (a)	847,875	850,622
U.S.I., Inc., Senior Secured First Lien Term
Loan 5.386% (3 Month LIBOR
USD + 3.00%), 5/16/2024 (a)	2,282,750	2,286,460
		7,459,873
Finance – Services – 0.63%
Deerfield Holdings Corp., Senior Secured
First Lien Term Loan 5.492% (1 Month
LIBOR USD + 3.25%,
1.000% Floor), 2/13/2025 (a)	2,487,500	2,492,388
Financial & Risk U.S. Holdings, Inc.,
Senior Secured First Lien Term Loan
6.006% (1 Month LIBOR USD + 3.75%),
10/01/2025 (a)	1,135,000	1,133,819
		3,626,207
Gaming – 0.60%
Stars Group Holdings B.V., Senior Secured
First Lien Term Loan 5.886% (3 Month
LIBOR USD + 3.50%), 7/10/2025 (a)	1,655,850	1,673,344
Station Casinos, LLC, Senior Secured First
Lien Term Loan 4.75% (1 Month LIBOR
USD + 2.50%, 0.750% Floor), 6/08/2023 (a)	1,813,122	1,822,705
		3,496,049
General Industrial Manufacturing – 0.16%
EWT Holdings III Corp., Senior Secured
First Lien Term Loan 5.242%
(1 Month LIBOR USD + 3.00%,
1.000% Floor), 12/20/2024 (a)	906,928	913,163

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 11.03% – Continued

Healthcare – 1.29%
Air Medical Group Holdings, Inc., Senior
Secured First Lien Term Loan 5.383%
(1 Month LIBOR USD + 3.25%,
1.000% Floor), 4/28/2022 (a)	$2,456,876	$2,422,221
Amneal Pharmaceuticals, LLC, Senior Secured
First Lien Term Loan 5.75% (1 Month
LIBOR USD + 3.50%), 5/05/2025 (a)	2,493,172	2,519,662
Envision Healthcare Corp. 6.037%,
(3 Month LIBOR USD + 3.75%),
10/11/2025 (a)(h)(k)	1,550,000	1,546,125
Jaguar Holding Co. II, Senior Secured First
Lien Term Loan 4.742% (1 Month LIBOR
USD + 2.50%, 1.000% Floor), 8/18/2022 (a)	974,811	976,751
		7,464,759
Leisure & Entertainment – 0.52%
Delta 2 (Lux) S.A.R.L., Senior Secured First
Lien Term Loan 4.742% (1 Month LIBOR
USD + 2.50%, 1.000% Floor), 2/01/2024 (a)	1,625,890	1,615,224
Marriott Ownership Resorts Inc.,
Senior Secured First Lien Term Loan
4.492% (1 Month LIBOR USD + 2.25%),
8/29/2025 (a)	1,385,000	1,398,850
		3,014,074
Media – Broadcast – 0.10%
Univision Communications Inc., Senior
Secured First Lien Term Loan 4.992%
(1 Month LIBOR USD + 2.75%,
1.000% Floor), 3/15/2024 (a)	567,087	552,555

Media – Cable – 0.45%
Atlantic Broadband Finance, LLC,
Senior Secured First Lien Term Loan
4.617% (1 Month LIBOR USD + 2.375%),
1/03/2025 (a)	847,875	848,833

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 11.03% – Continued

Media – Cable – 0.45% – Continued
WideOpenWest Finance, LLC, Senior
Secured First Lien Term Loan
5.408% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 8/18/2023 (a)	$1,799,552	$1,769,185
		2,618,018
Media Diversified & Services – 0.55%
Ancestry.com Operations, Inc., Senior
Secured First Lien Term Loan 5.50%
(1 Month LIBOR USD + 3.25%,
1.000% Floor), 10/19/2023 (a)	1,094,800	1,100,964
Meredith Corporation, Senior Secured
First Lien Term Loan 5.242% (1 Month
LIBOR USD + 3.00%), 1/31/2025 (a)	2,072,278	2,087,250
		3,188,214
Packaging – 0.19%
Titan Acquisition Ltd., Senior Secured First
Lien Term Loan 5.242% (1 Month LIBOR
USD + 3.00%), 3/28/2025 (a)	1,144,250	1,114,036

Support – Services – 2.08%
Asurion, LLC
Senior Secured First Lien Term Loan
5.242% (1 Month LIBOR USD + 3.00%),
8/04/2022 (a)	523,667	528,576
Senior Secured First Lien Term Loan
5.242% (1 Month LIBOR USD + 3.00%),
11/03/2023 (a)	186,351	187,952
Senior Secured First Lien Term Loan
5.242% (1 Month LIBOR USD + 3.00%),
11/04/2024 (a)	1,496,250	1,508,527
Camelot Finance LP, Senior Secured First Lien
Term Loan 5.492% (1 Month LIBOR
USD + 3.25%, 1.000% Floor), 10/03/2023 (a)	950,721	952,703
Spin Holdco, Inc., Senior Secured First Lien
Term Loan 5.589% (3 Month LIBOR
USD + 3.25%, 1.000% Floor), 11/14/2022 (a)	1,564,150	1,570,555

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 11.03% – Continued

Support – Services – 2.08% – Continued
Frontdoor, Inc., Senior Secured First Lien
Term Loan 4.75% (1 Month LIBOR
USD + 2.50%), 8/18/2025 (a)	$805,000	$811,545
Garda World Security Corp.
Senior Secured First Lien Term Loan
7.75% (Prime Rate + 2.50%,
1.000% Floor), 5/24/2024 (a)	1,606	1,615
Senior Secured First Lien Term Loan
5.821% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 5/24/2024 (a)	632,712	636,138
Information Resources, Inc., Senior Secured
First Lien Term Loan 6.567%
(3 Month LIBOR USD + 4.25%,
1.000% Floor), 1/18/2024 (a)	1,182,000	1,192,342
MoneyGram Payment Systems
Worldwide, Inc, Senior Secured First Lien
Term Loan 5.492% (3 Month LIBOR
USD + 3.25%, 1.000% Floor), 3/27/2020 (a)	519,967	509,568
Tempo Acquisition, LLC, Senior Secured
First Lien Term Loan 5.242% (1 Month
LIBOR USD + 3.00%), 5/01/2024 (a)	1,678,750	1,687,295
Trans Union, LLC, Senior Secured First
Lien Term Loan 4.242% (1 Month LIBOR
USD + 2.00%), 4/10/2023 (a)	977,391	980,753
West Corporation, Senior Secured First Lien
Term Loan 5.742% (1 Month LIBOR
USD + 3.50%, 1.000% Floor), 10/10/2024 (a)	1,496,250	1,485,657
		12,053,226
Technology – 1.05%
MA FinanceCo., LLC, Senior Secured First
Lien Term Loan 4.492% (1 Month LIBOR
USD + 2.25%), 11/19/2021 (a)	1,641,750	1,637,030
Almonde, Inc., Senior Secured First Lien
Term Loan 5.886% (3 Month LIBOR
USD + 3.50%, 1.000% Floor), 6/13/2024 (a)	941,046	942,811

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

	Principal	Fair
	Amount	Value
BANK LOANS – 11.03% – Continued

Technology – 1.05% – Continued
Rackspace Hosting, Inc., Senior Secured
First Lien Term Loan 5.348% (3 Month
LIBOR USD + 3.00%, 1.000% Floor),
11/03/2023 (a)	$985,031	$973,797
SolarWinds Holdings, Inc., Senior Secured
First Lien Term Loan 5.242% (1 Month
LIBOR USD + 3.00%), 2/05/2024 (a)	2,481,250	2,498,656
		6,052,294
TOTAL BANK LOANS
(Cost $63,626,495)		63,837,416

CONVERTIBLE BONDS – 0.30%

Automotive – 0.30%
Tesla Energy Operations, Inc.
1.625%, 11/01/2019	1,937,000	1,699,625
TOTAL CONVERTIBLE BONDS
(Cost $1,840,156)		1,699,625

	Shares	Fair Value
SHORT-TERM INVESTMENTS – 3.01%

Money Market Fund – 3.01%
Fidelity Government Portfolio –
Institutional Class, 1.92% (f)	17,427,150	17,427,150
TOTAL SHORT-TERM INVESTMENTS
(Cost $17,427,150)		17,427,150
Total Investments (Cost $572,058,734) – 98.86%		572,052,054
Other Assets in Excess of Liabilities – 1.14%		6,615,118
TOTAL NET ASSETS – 100.00%		$578,667,172

Percentages are stated as a percent of net assets.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2018

(a)	Variable rate securities, the coupon rate shown is the effective interest rate as of September 30, 2018.
(b)	U.S. traded security of a foreign issuer.
(c)	Rule 144a Security.
(d)
The Fund’s Advisor has deemed these securities to be liquid based upon procedures approved by the Board of Trustees.  As of September 30, 2018 the value of these investments was $178,913,718 or 30.92% of net assets.

(e)
Step-up bond; pays one interest rate for a certain period and a higher rate thereafter.  The interest rate shown is the rate in effect as of September 30, 2018, and will continue at 5.375% until maturity.

(f)	Rate shown is the 7-day annualized yield as of September 30, 2018.
(g)	All or a portion of the loan is unfunded.
(h)	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of September 30, 2018 the value of these investments was $2,551,425 or 0.44% of net assets.
(i)	All or a portion is posted as collateral for delayed settlement securities.
(j)	Security has the ability to pay in kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(k)	Variable rate security. Final terms of the bank loan are not yet known, so reference index and spread information may not be presented.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SHENKMAN CAPITAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2018

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
ASSETS:
Investments, at value (cost $286,433,086
and $572,058,734, respectively)	$287,508,169	$572,052,054
Cash	1,529,611	958,066
Receivables
Securities sold	9,427,840	1,416,665
Interest	1,215,205	8,433,084
Fund shares sold	32,964	1,285,347
Prepaid expenses	17,136	45,039
Total assets	299,730,925	584,190,255
LIABILITIES:
Payables
Securities purchased	6,483,962	3,720,722
Fund shares redeemed	589,359	665,046
Distributions payable	112,041	742,748
Advisory fees	72,151	190,129
Administration and accounting expenses	76,802	84,548
Audit	23,800	26,800
Transfer agent fees and expenses	6,408	18,813
Printing and mailing	3,759	7,719
Compliance fees	1,500	1,500
Legal	2,024	1,265
Shareholder servicing fees	427	19,346
12b-1 distribution fees	—	39,306
Custody fees	1,731	5,008
Trustee fees and expenses	318	78
Other accrued expenses and other liabilities	507	55
Total liabilities	7,374,789	5,523,083
Commitments and contingencies (Note 2)
NET ASSETS	$292,356,136	$578,667,172
NET ASSETS CONSIST OF:
Capital stock	$297,233,472	$579,076,554
Total distributable earnings	(4,877,336)	(409,382)
Total net assets	$292,356,136	$578,667,172

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES – Continued
September 30, 2018

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
NET ASSETS
Class A:
Net assets applicable to outstanding
Class A shares	—	$13,160,139
Shares issued and outstanding	—	1,316,275
Net asset value, redemption price per share	—	$10.00
Maximum offering price per share
(net asset value divided by 97.00%)	—	$10.31

Class C:
Net assets applicable to outstanding
Class C shares	—	$11,112,589
Shares issued and outstanding	—	1,114,497
Net asset value, offering price
and redemption price per share	—	$9.97

Class F:
Net assets applicable to outstanding
Class F shares	$5,118,960	$211,940,619
Shares issued and outstanding	522,597	21,247,447
Net asset value, offering price
and redemption price per share	$9.80	$9.97

Institutional Class:
Net assets applicable to outstanding
Institutional Class shares	$287,237,176	$342,453,825
Shares issued and outstanding	29,299,977	34,301,432
Net asset value, offering price
and redemption price per share	$9.80	$9.98

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2018

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
INVESTMENT INCOME:
Interest income	$15,022,729	$23,213,957
Consent and term loan fee income	170,021	85,297
Total investment income	15,192,750	23,299,254
EXPENSES:
Investment advisory fees (Note 4)	1,532,708	3,027,810
Administration and accounting fees (Note 4)	467,792	512,544
Transfer agent fees and expenses (Note 4)	37,879	119,128
Federal and state registration fees	37,249	104,431
Audit fees	25,300	26,800
Custody fees (Note 4)	18,118	34,708
Trustee fees and expenses	15,414	17,785
Miscellaneous expenses	11,942	16,936
Reports to shareholders	10,139	25,803
Chief Compliance Officer fees (Note 4)	9,000	9,000
Interest expense (Note 8)	7,259	696
Insurance expense	6,101	7,509
Legal fees	5,478	4,721
Service fees – Class A (Note 6)	—	8,040
Service fees – Class C (Note 6)	—	5,593
Service fees – Class F (Note 6)	1,789	128,062
12b-1 distribution fees – Class A (Note 5)	—	38,752
12b-1 distribution fees – Class C (Note 5)	—	112,331
Total expenses before advisory fee waiver	2,186,168	4,200,649
Advisory fee waiver from Advisor (Note 4)	(529,056)	(329,549)
Net expenses	1,657,112	3,871,100
NET INVESTMENT INCOME	13,535,638	19,428,154
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on investments	(2,230,590)	1,057,819
Change in unrealized appreciation/
(depreciation) on investments	3,841,159	(4,777,950)
Net realized and unrealized
gain/(loss) on investments	1,610,569	(3,720,131)
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$15,146,207	$15,708,023

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
OPERATIONS:
Net investment income	$13,535,638	$11,776,896
Net realized gain/(loss) on investments	(2,230,590)	1,754,181
Change in unrealized appreciation/
(depreciation) on securities	3,841,159	(563,795)
Net increase in net assets resulting from operations	15,146,207	12,967,282
DISTRIBUTIONS TO SHAREHOLDERS:
Class F	(202,960)	(5,780)
Institutional Class	(13,206,806)	(11,601,915)
Total distributions	(13,409,766)	(11,607,695)*
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class F	8,702,990	683,499
Institutional Class	56,978,828	58,745,715
Proceeds from shares issued to
holders in reinvestment of dividends:
Class F	202,961	5,780
Institutional Class	11,829,340	10,768,321
Cost of shares redeemed:
Class F	(4,487,203)	—
Institutional Class	(99,783,031)	(19,765,917)
Net increase/(decrease) in net assets
derived from capital share transactions	(26,556,115)	50,437,398
TOTAL INCREASE/(DECREASE) IN NET ASSETS	(24,819,674)	51,796,985
NET ASSETS:
Beginning of year	317,175,810	265,378,825
End of year	$292,356,136	$317,175,810 **
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class F	891,080	69,987
Institutional Class	5,820,427	6,008,147
Shares issued to holders as reinvestment of dividends:
Class F	20,807	593
Institutional Class	1,212,173	1,103,042
Shares redeemed:
Class F	(459,870)	—
Institutional Class	(10,209,310)	(2,025,267)
Net increase/(decrease) in shares outstanding	(2,724,693)	5,156,502

*	Includes distributions to shareholders from net investment income.
**	Includes accumulated net investment income of $433,592.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
OPERATIONS:
Net investment income	$19,428,154	$12,203,364
Net realized gain on investments	1,057,819	1,037,682
Change in unrealized appreciation/
(depreciation) on securities	(4,777,950)	2,594,669
Net increase in net assets
resulting from operations	15,708,023	15,835,715
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(515,456)	(290,940)
Class C	(277,468)	(226,796)
Class F	(6,168,355)	(3,025,799)
Institutional Class	(12,280,953)	(8,568,054)
Total distributions	(19,242,232)	(12,111,589)*
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class A	21,829,522	6,906,170
Class C	2,909,282	4,167,452
Class F	149,474,128	116,665,116
Institutional Class	118,439,505	281,729,316
Proceeds from shares issued to
holders in reinvestment of dividends:
Class A	243,406	184,434
Class C	138,939	110,060
Class F	2,165,866	1,510,727
Institutional Class	8,615,777	6,800,582
Cost of shares redeemed:
Class A	(21,180,331)	(3,572,472)
Class C	(3,399,313)	(3,760,911)
Class F	(78,070,431)	(48,809,438)
Institutional Class	(154,185,607)	(67,962,267)

*  Includes distributions to shareholders from net investment income.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
CAPITAL SHARE TRANSACTIONS – Continued:
Redemption fees retained:
Class A	$1,749	$671
Class C	130	—
Class F	784	4
Institutional Class	2,252	2,034
Net increase in net assets derived from
capital share transactions	46,985,658	293,971,478
TOTAL INCREASE IN NET ASSETS	43,451,449	297,695,604
NET ASSETS:
Beginning of year	535,215,723	237,520,119
End of year	$578,667,172	$535,215,723 **
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class A	2,183,854	688,574
Class C	291,753	417,295
Class F	14,974,457	11,671,739
Institutional Class	11,857,498	28,172,107
Shares issued to holders as reinvestment of dividends:
Class A	24,372	18,395
Class C	13,952	11,018
Class F	217,420	151,138
Institutional Class	863,709	679,559
Shares redeemed:
Class A	(2,117,813)	(356,255)
Class C	(340,848)	(376,159)
Class F	(7,819,187)	(4,887,353)
Institutional Class	(15,436,775)	(6,781,671)
Net increase in shares outstanding	4,712,392	29,408,387

**  Includes accumulated net investment income of $113,708.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

Class F
		For the Period
		March 1, 2017*
	Year Ended	through
	September 30,	September 30,
	2018	2017
PER SHARE DATA:
Net asset value, beginning of period	$9.74	$9.82

Income from investment operations:
Net investment income	0.44	0.22
Net realized and unrealized
gain/(loss) on securities	0.05	(0.08)
Total from investment operations	0.49	0.14

Less distributions:
Dividends from net investment income	(0.43)	(0.22)
Total distributions	(0.43)	(0.22)

Net asset value, end of period	$9.80	$9.74

TOTAL RETURN	5.12%	1.46	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$5,119	$688
Ratio of expenses to average net assets:
Before advisory fee waiver	0.76%	0.81	%‡
After advisory fee waiver	0.58%	0.64	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	4.31%	3.81	%‡
After advisory fee waiver	4.49%	3.98	%‡
Portfolio turnover rate	51%	74	%†

*	Commencement of operations.
†	Not annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Institutional Class
				October 15,
				2014*
	Year Ended			through
	September 30,			September 30,
	2018	2017	2016	2015
PER SHARE DATA:
Net asset value,
beginning of period	$9.75	$9.69	$9.67	$10.00

Income from investment operations:
Net investment income	0.44	0.39	0.42	0.41
Net realized and unrealized
gain/(loss) on securities	0.04	0.06	0.01	(0.34)
Total from
investment operations	0.48	0.45	0.43	0.07

Less distributions:
Dividends from net
investment income	(0.43)	(0.39)	(0.41)	(0.40)
Total distributions	(0.43)	(0.39)	(0.41)	(0.40)

Net asset value, end of period	$9.80	$9.75	$9.69	$9.67

TOTAL RETURN	5.04%^	4.73%	4.63%	0.66	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (thousands)	$287,237	$316,488	$265,379	$282,591
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.71%	0.70%	0.71%	0.72	%‡
After advisory fee waiver	0.54%	0.54%	0.54%	0.54	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	4.24%	3.90%	4.20%	4.26	%‡
After advisory fee waiver	4.41%	4.06%	4.37%	4.44	%‡
Portfolio turnover rate	51%	74%	60%	70	%†

*	Commencement of operations.
†	Not annualized.
‡	Annualized.
^	Performance presented includes a 9/30/2017 trade date adjustment to net asset value per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year

Class A
	Year Ended September 30,
	2018	2017	2016	2015	2014
PER SHARE DATA:
Net asset value,
beginning of year	$10.07	$9.98	$9.91	$10.10	$10.12

Income from
investment operations:
Net investment income	0.32	0.28	0.29	0.27	0.30
Net realized and unrealized
gain/(loss) on securities	(0.07)	0.08	0.06	(0.14)	(0.01)
Total from
investment operations	0.25	0.36	0.35	0.13	0.29

Less dividends and distributions:
Dividends from net
investment income	(0.32)	(0.27)	(0.28)	(0.30)	(0.30)
Distributions from
net realized gains	—	—	—	(0.02)	(0.01)
Total dividends
and distributions	(0.32)	(0.27)	(0.28)	(0.32)	(0.31)

Net asset value, end of year	$10.00	$10.07	$9.98	$9.91	$10.10

TOTAL RETURN	2.56%	3.65%	3.61%	1.25%	2.92%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of year (thousands)	$13,160	$12,341	$8,730	$4,853	$658
Ratio of expenses
to average net assets:
Before advisory fee waiver	1.01%	1.03%	1.24%	1.36%	1.73%
After advisory fee waiver	0.95%	0.95%	0.98%	1.00%	1.00%
Ratio of net investment
income to average net assets:
Before advisory fee waiver	3.25%	2.73%	2.69%	2.63%	1.84%
After advisory fee waiver	3.31%	2.81%	2.95%	2.99%	2.56%
Portfolio turnover rate	61%	65%	53%	57%	57%

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

Class C
					January 28,
					2014*
	Year Ended				through
	September 30,				September 30,
	2018	2017	2016	2015	2014
PER SHARE DATA:
Net asset value,
beginning of period	$10.04	$9.94	$9.88	$10.08	$10.23

Income from
investment operations:
Net investment income	0.25	0.21	0.22	0.22	0.18
Net realized and unrealized
gain/(loss) on securities	(0.07)	0.09	0.05	(0.17)	(0.14)
Total from
investment operations	0.18	0.30	0.27	0.05	0.04

Less dividends and distributions:
Dividends from net
investment income	(0.25)	(0.20)	(0.21)	(0.23)	(0.19)
Distributions from
net realized gains	—	—	—	(0.02)	—
Total dividends
and distributions	(0.25)	(0.20)	(0.21)	(0.25)	(0.19)

Net asset value,
end of period	$9.97	$10.04	$9.94	$9.88	$10.08

TOTAL RETURN	1.80%	3.01%	2.77%	0.45%	0.38	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of period (thousands)	$11,112	$11,538	$10,913	$6,142	$2,086
Ratio of expenses
to average net assets:
Before advisory fee waiver	1.76%	1.77%	1.99%	2.13%	2.49	%‡
After advisory fee waiver	1.70%	1.68%	1.73%	1.75%	1.75	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	2.46%	1.99%	1.95%	1.86%	1.24	%‡
After advisory fee waiver	2.52%	2.08%	2.21%	2.24%	1.98	%‡
Portfolio turnover rate	61%	65%	53%	57%	57	%†

*	Commencement of operations.
†	Not annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year

Class F
	Year Ended September 30,
	2018	2017	2016	2015	2014
PER SHARE DATA:
Net asset value,
beginning of year	$10.04	$9.95	$9.88	$10.08	$10.11

Income from
investment operations:
Net investment income	0.34	0.29	0.31	0.31	0.32
Net realized and
unrealized gain/(loss)
on securities	(0.07)	0.09	0.06	(0.17)	—
Total from investment
operations	0.27	0.38	0.37	0.14	0.32

Less dividends and distributions:
Dividends from net
investment income	(0.34)	(0.29)	(0.30)	(0.32)	(0.34)
Distributions from
net realized gains	—	—	—	(0.02)	(0.01)
Total dividends
and distributions	(0.34)	(0.29)	(0.30)	(0.34)	(0.35)

Net asset value,
end of year	$9.97	$10.04	$9.95	$9.88	$10.08

TOTAL RETURN	2.81%	3.89%	3.88%	1.41%	3.22%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of year (thousands)	$211,941	$139,324	$69,045	$35,917	$8,287
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.79%	0.82%	0.98%	1.12%	1.55%
After advisory fee waiver	0.73%	0.74%	0.73%	0.75%	0.75%
Ratio of net investment
income to average net assets:
Before advisory fee waiver	3.48%	2.95%	2.95%	2.87%	2.64%
After advisory fee waiver	3.54%	3.03%	3.20%	3.24%	3.44%
Portfolio turnover rate	61%	65%	53%	57%	57%

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year

Institutional Class
	Year Ended September 30,
	2018	2017	2016	2015	2014
PER SHARE DATA:
Net asset value,
beginning of year	$10.05	$9.96	$9.89	$10.08	$10.12

Income from
investment operations:
Net investment income	0.36	0.30	0.31	0.33	0.32
Net realized and
unrealized gain/(loss)
on securities	(0.08)	0.09	0.07	(0.17)	—
Total from investment
operations	0.28	0.39	0.38	0.16	0.32

Less dividends and distributions:
Dividends from net
investment income	(0.35)	(0.30)	(0.31)	(0.33)	(0.35)
Distributions from
net realized gains	—	—	—	(0.02)	(0.01)
Total dividends
and distributions	(0.35)	(0.30)	(0.31)	(0.35)	(0.36)

Net asset value,
end of year	$9.98	$10.05	$9.96	$9.89	$10.08

TOTAL RETURN	2.88%	3.97%	3.97%	1.60%	3.21%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of year (thousands)	$342,454	$372,013	$148,831	$64,581	$50,927
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.71%	0.73%	0.88%	1.04%	1.60%
After advisory fee waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment
income to average net assets:
Before advisory fee waiver	3.51%	3.04%	3.04%	2.95%	2.30%
After advisory fee waiver	3.57%	3.12%	3.27%	3.34%	3.25%
Portfolio turnover rate	61%	65%	53%	57%	57%

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2018

NOTE 1 – ORGANIZATION

The Shenkman Capital Short Duration High Income Fund (formerly Shenkman Short Duration High Income Fund – see Note 11) (the “Short Duration High Income Fund”) and the Shenkman Capital Floating Rate High Income Fund (formerly Shenkman Floating Rate High Income Fund – see Note 11) (the “Floating Rate High Income Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Short Duration High Income Fund commenced operations on October 31, 2012. The Floating Rate High Income Fund commenced operations on October 15, 2014. The primary investment objective of the Funds is to seek a high level of current income.  The Short Duration High Income Fund currently offers Class A, Class C, Class F, and Institutional Class shares.  Class F shares became available for purchase on May 17, 2013, while Class C shares became available for purchase on January 28, 2014.

The Floating Rate High Income Fund currently offers Class F and Institutional Class shares. Institutional Class shares became available for purchase on October 15, 2014. The initial purchase included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable, whereby the Fund issued 12,794,119 shares on October 15, 2014. The fair value and cost of securities, for tax purposes, received by the Fund was $127,869,966 and $129,652,584, respectively.  In addition, the Fund received $1,871,223 of cash and interest receivable. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.  Class F shares became available for purchase on March 1, 2017.

Each class of shares differs principally in its respective distribution expenses and sales charges.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds for the prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Securities Transactions, Income, and Distributions – Securities transactions are accounted for on the trade date.  Securities sold are determined on a specific identification process.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.  Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Each Fund distributes substantially all of its net investment income, if any, monthly, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of a Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to that Fund, such as investment advisory, custody and transfer agent fees.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Securities Purchased on a When-Issued Basis – The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Funds’ NAV. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the security may be more or less than the purchase price.

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  During the year ended September 30, 2018, the Short Duration High Income Fund and the Floating Rate High Income Fund retained $4,915 and $0 in redemption fees, respectively.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Derivatives – The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s result of operations and financial position.  During the year ended September 30, 2018, the Funds did not hold any derivative instruments.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Bridge Loan Commitments – In connection with floating rate loan interests, the Funds may also enter into bridge loan commitments.  Bridge loan commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. At September 30, 2018, the Funds did not have any outstanding bridge loan commitments.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

Unfunded Loan Commitments – Unfunded loan commitments are contractual obligations for funding to a borrower.  At September 30, 2018, the Floating Rate High Income Fund and the Short Duration High Income Fund had $613,736 and $209,665, respectively, in outstanding unfunded loan commitments.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of September 30, 2018, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.  Refer to Note 12 for more information about a subsequent event.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Bank Loan Obligations – Bank loan obligations are valued at market on the basis of valuations furnished by an independent pricing service which utilizes quotations obtained from dealers in bank loans.  These securities will generally be classified in Level 2 of the fair value hierarchy.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated mean between the bid and asked price.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Equity Securities – The Funds’ investments are carried at fair value.  Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  The Funds intend to hold no more than 15% of its net assets in illiquid securities.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board of Trustees (“Board”) as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds’ investments in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Board.  As of September 30, 2018, Shenkman Capital Management, Inc. (the “Advisor”) has determined that certain securities held by the Funds are considered illiquid.  See each Fund’s schedule of investments for additional information.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2018:

Floating Rate High Income Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Information	$144,104	$—	$—	$144,104
Manufacturing	1,376,396	—	—	1,376,396
Mining,
Quarrying,
and Oil and
Gas Extraction	—	54,540	35,543	90,083
Total
Common Stocks	1,520,500	54,540	35,543	1,610,583
Private
Placements
Finance and
Insurance	—	1,710,041	—	1,710,041
Utilities	—	16,144	—	16,144
Total Private
Placements	—	1,726,185	—	1,726,185
Warrants	—	248,435	19,419	267,854
Fixed Income
Bank Loan
Obligations	—	235,398,235	—	235,398,235
Corporate Bonds	—	30,743,226	—	30,743,226
Total Fixed
Income	—	266,141,461	—	266,141,461
Short-Term
Investments	17,762,086	—	—	17,762,086
Total
Investments	$19,282,586	$268,170,621	$54,962	$287,508,169

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

Short Duration High Income Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Bank Loan
Obligations	$—	$63,837,416	$—	$63,837,416
Corporate Bonds	—	489,087,863	—	489,087,863
Total Fixed
Income	—	552,925,279	—	552,925,279
Convertible
Bonds	—	1,699,625	—	1,699,625
Short-Term
Investments	17,427,150	—	—	17,427,150
Total
Investments	$17,427,150	$554,624,904	$—	$572,052,054

Refer to the Funds’ schedules of investments for a detailed break-out of securities.  Transfers between levels are recognized at September 30, 2018, the end of the reporting period.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

The following is a reconciliation of each Fund’s Level 3 investments for which significant unobservable inputs were used in determining fair value.

Floating Rate High Income Fund

Level 3 Reconciliation Disclosure

	Private	Common		Bank
	Placements	Stocks	Warrants	Loans	Total
Balance as of
September 30, 2017	$573,378	$—	$—	$2,637,937	$3,211,315
Accrued discounts/
premiums	—	—	—	3,965	3,965
Purchases/
Corporate actions	—	39,987	3,672	—	43,659
Sales	—	—	—	(355,186)	(355,186)
Realized loss	—	—	—	(739,812)	(739,812)
Change in unrealized
appreciation	1,152,807	(4,444)	15,747	343,096	1,507,206
Loan terminations	—	—	—	(1,890,000)	(1,890,000)
Transfer out at
September 30, 2018	(1,726,185)	—	—	—	(1,726,185)
Balance as of
September 30, 2018	$—	$35,543	$19,419	$—	$54,962

Change in unrealized appreciation/(depreciation) during the period for
Level 3 investments held at September 30, 2018.					$1,507,206

The Level 3 investments as of September 30, 2018 represented 0.02% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

Short Duration High Income Fund

Level 3 Reconciliation Disclosure
	Bank Loans	Total
Balance as of September 30, 2017	$2,380,000	$2,380,000
Loan terminations	(2,380,000)	(2,380,000)
Balance as of September 30, 2018	$—	$—

Change in unrealized appreciation/(depreciation) during the
period for Level 3 investments held at September 30, 2018.		$—

The Level 3 investments as of September 30, 2018 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

The Floating Rate High Income Fund and the Short Duration High Income Fund transferred $1,890,000 and $2,380,000, respectively, out of Level 3 due to the termination of various bridge loan commitments.  The Floating Rate High Income Fund transferred $1,726,185 from Level 3 into Level 2 at September 30, 2018 as the securities were being actively priced by an independent pricing provider.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with the Advisor pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly based upon the average daily net assets of the Funds at the annual rates of:

Floating Rate High Income Fund	0.50%
Short Duration High Income Fund	0.55%

For the year ended September 30, 2018, the Floating Rate High Income Fund and the Short Duration High Income Fund incurred $1,532,708 and $3,027,810, respectively, in advisory fees. Advisory fees payable to the Advisor at September 30, 2018 for the Floating Rate High Income Fund and the Short Duration High Income Fund were $72,151 and $190,129, respectively.  The amounts shown on the Statements of Assets and Liabilities are net amounts due to the Advisor.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to the extent necessary to limit the Funds’ aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, dividends in securities sold short, and extraordinary expenses) to the following amounts of the average daily net assets for each class of shares:

Floating Rate High Income Fund:
Class F	0.64%
Institutional Class	0.54%

Short Duration High Income Fund:
Class A	1.00%
Class C	1.75%
Class F	0.75%
Institutional Class	0.65%

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment  if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause a Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2018, the Advisor reduced its fees in the amount of $529,056 for the Floating Rate High Income Fund and in the amount of $329,549 for the Short Duration High Income Fund.  No amounts were reimbursed to the Advisor for either Fund.  Cumulative expenses subject to recapture and the date of expiration are as follows:

			Oct. 2020 –
	9/30/2019	9/30/2020	Sept. 2021	Total
Floating Rate High
Income Fund	$448,779	$459,123	$529,056	$1,436,958
Short Duration
High Income Fund	368,819	316,790	329,549	1,015,158

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  Both the Distributor and Custodian are affiliates of the Administrator.

For the year ended September 30, 2018, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Administration & accounting	$467,792	$512,544
Custody	18,118	34,708
Transfer agency(a)	32,544	96,497
Chief Compliance Officer	9,000	9,000

(a) Does not include out-of-pocket expenses

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

At September 30, 2018, the Funds had payables due to Fund Services for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Administration & accounting	$76,802	$84,548
Custody	1,731	5,008
Transfer agency(a)	5,411	15,850
Chief Compliance Officer	1,500	1,500

(a) Does not include out-of-pocket expenses

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Short Duration High Income Fund adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Short Duration High Income Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Short Duration High Income Fund’s Class A shares and up to 1.00% of the average net assets of the Short Duration High Income Fund’s Class C shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2018, the Short Duration High Income Fund incurred distribution expenses on its Class A and Class C shares of $38,752 and $112,331, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Class A, Class  C, and Class F shares. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of each Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended September 30, 2018, the Floating Rate High Income Fund’s Class F shares incurred $1,789 in shareholder servicing fees. For the year ended September 30, 2018, the Class A, Class C and Class F shares of the Short Duration High Income Fund incurred $8,040, $5,593 and $128,062, respectively, in shareholder servicing fees.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2018, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales
Floating Rate High Income Fund	$152,760,684	$193,026,219
Short Duration High Income Fund	373,187,239	321,830,001

There were no purchases or sales of U.S. government obligations during the year ended September 30, 2018. During the year ended September 30, 2018, the Short Duration High Income Fund purchased five bonds from an affiliate of the Advisor in the amount of $3,886,267. The purchase transactions complied with Rule 17a-7 under the 1940 Act and the 17a-7 procedures adopted by the Trust.

NOTE 8 – LINES OF CREDIT

The Short Duration High Income Fund and the Floating Rate High Income Fund have a line of credit in the amount of $75,000,000 and $50,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended September 30, 2018, the Floating Rate High Income had an outstanding average day balance of $143,192, a weighted average interest rate of 5.00% and paid $7,259 in interest.  The Short Duration High Income Fund had an outstanding average day balance of $16,164, a weighted average interest rate of 4.25% and paid $696 in interest. The maximum amount outstanding for the Floating Rate High Income Fund and the Short Duration High Income Fund during the year ended September 30, 2018 was $6,727,000 and $5,737,000, respectively.  At September 30, 2018, the Funds had no outstanding loan amounts.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Cost of investments(a)	$286,433,794	$572,062,646
Gross unrealized appreciation	4,021,568	2,401,782
Gross unrealized depreciation	(2,947,193)	(2,412,374)
Net unrealized appreciation/
(depreciation)(a)	1,074,375	(10,592)
Undistributed ordinary income	559,464	299,630
Total distributable earnings	559,464	299,630
Other accumulated losses	(6,511,175)	(698,420)
Total accumulated losses	$(4,877,336)	$(409,382)

(a)	Any differences between book basis and tax basis net unrealized appreciation/(depreciation) and cost are attributable primarily to the tax deferral of losses on wash sales adjustments.

At September 30, 2018, the Funds had tax basis capital losses to offset future gains as follows:

	Capital Loss Carryover
	Long-Term	Short-Term	Total	Expiration Date
Floating Rate High
Income Fund	$4,867,914	$1,643,261	$6,511,175	No Expiration
Short Duration High
Income Fund	698,420	—	698,420	No Expiration

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 was as follows:

Floating Rate High Income Fund

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Ordinary income	$13,409,766	$11,607,695
Total distributions paid	$13,409,766	$11,607,695

Short Duration High Income Fund

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Ordinary income	$19,242,232	$12,111,589
Total distributions paid	$19,242,232	$12,111,589

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2018.

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risk of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds.

Bank Loan Risk – A Fund’s investments in assignments of secured and unsecured bank loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, a Fund will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged, for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, such Fund’s share price could be adversely affected. A Fund may invest in loans that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loans of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which a Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Funds. A Fund, as a participant in a loan, has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale (i.e., more than seven days after the sale). As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Credit Risk – A company may not be able to repay its debt. The Funds invest primarily in “high yield” securities and loans (i.e., rated below Baa3 or BBB- by one or more nationally recognized statistical rating organizations or are unrated but are of comparable credit quality to obligations rated below investment-grade). High yield securities and loans have greater credit risk than more highly rated debt obligations and have a greater possibility that an adverse change in the financial condition of the issuer or the economy may impair the ability of the issuer to make payments of principal and interest. Bankruptcy and similar laws applicable to issuers of the high yield securities and loans may also limit

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

the amount of a Fund’s recovery if the issuer becomes insolvent. High yield securities and loans have historically experienced greater default rates than has been the case for investment-grade securities.

High Yield Risk – Bonds and loans rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds or loans”) typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds and loans. Lower-rated bonds and loans also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Interest Rate Risk – Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. It is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

Investment Risk – The Funds invest primarily in debt obligations issued by non-investment grade companies that may have significant risks as a result of business, financial, market or legal uncertainties. There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, a Fund’s investments. Prices of the investments held by the Funds may be volatile, and a variety of other factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of a Fund’s activities and the value of its investments.

Liquidity Risk – Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices. The Funds’ investments may at any time consist of significant amounts of securities that

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2018

are thinly traded or for which no market exists. For example, the investments held by a Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Funds are required to liquidate positions to meet withdrawal requests. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Funds need to liquidate such loans. High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on a Fund’s performance.

Market Risk – The prices of some or all of the securities in which the Funds invest may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers. There can be no assurance that what is perceived as an investment opportunity will not, in fact, result in substantial losses. There is more risk that prices will go down for investors investing over short time horizons.

Rule 144A Securities Risk – Rule 144A securities are purchased in transactions exempt from the registration requirements of the Securities Act of 1933, as amended, (the “Securities Act”) pursuant to Rule 144A of the Securities Act. Rule 144A securities may only be sold to qualified institutional buyers, such as the Funds. The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and the Funds might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.

NOTE 11 – FUND NAME CHANGES

Effective September 19, 2018, the Shenkman Floating Rate High Income Fund changed its name to Shenkman Capital Floating Rate High Income Fund, and the Shenkman Short Duration High Income Fund changed its name to Shenkman Capital Short Duration High Income Fund.  All references to the Funds in the Prospectus and Statement of Additional Information will then pertain to the Shenkman Capital Floating Rate High Income Fund and the Shenkman Capital Short Duration High Income Fund.

NOTE 12 – SUBSEQUENT EVENT

The President, Chief Executive Officer and Principal Executive Officer of the Trust resigned on October 25, 2018.  The Board of Trustees will appoint a new President, Chief Executive Officer and Principal Executive Officer of the Trust at its December 2018 Board meeting.  In the interim, in accordance with the Trust’s governing documents, the Vice Presidents of the Trust are authorized to carry out the duties of President.

SHENKMAN CAPITAL FUNDS

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Shenkman Capital Floating Rate High Income Fund
Shenkman Capital Short Duration High Income Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Shenkman Capital Floating Rate High Income Fund and the Shenkman Capital Short Duration High Income Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to the Shenkman Capital Floating Rate High Income Fund, the financial highlights for each of the three years in the period then ended and for the period October 15, 2014 (commencement of operations) through September 30, 2015, with respect to the Shenkman Short Duration High Income Fund, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2018

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served	Five Years	Trustee(2)	Five Years(3)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 72)		term;	Gamma Delta		Advisors
615 E. Michigan St.		since	Housing		Series Trust
Milwaukee, WI		March	Corporation		(for series not
53202		2014.	(collegiate		affiliated with
			housing		the Funds);
			management)		Independent
			(2012 to present);		Trustee from
			Trustee and Chair		1999 to 2012,
			(2000 to 2012),		New Covenant
			New Covenant		Mutual Funds
			Mutual Funds		(an open-end
			(1999 to 2012);		investment
			Director and		company
			Board Member,		with four
			Alpha Gamma		portfolios).
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Retired;	2	Trustee,
(age 58)		term*;	formerly		Advisors
615 E. Michigan St.		since	Managing		Series Trust
Milwaukee, WI		March	Director and		(for series not
53202		2017.	Vice President,		affiliated with
			Jensen		the Funds).
Investment
Management, Inc.
(a privately-held
investment
advisory firm)
(2002 to 2017).

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served	Five Years	Trustee(2)	Five Years(3)
George J. Rebhan	Chairman	Indefinite	Retired;	2	Trustee,
(age 84)	of the	term;	formerly		Advisors
615 E. Michigan St.	Board	since	President,		Series Trust
Milwaukee, WI	and	May	Hotchkis and		(for series not
53202	Trustee	2002.	Wiley Funds		affiliated with
			(mutual funds)		the Funds);
			(1985 to 1993).		Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Joe D. Redwine(4)	Trustee	Indefinite	Retired;	2	Trustee,
(age 71)		term;	formerly		Advisors
615 E. Michigan St.		since	President,		Series Trust
Milwaukee, WI		January	CEO, U.S.		(for series not
53202		2018.	Bancorp Fund		affiliated with
			Services, LLC		the Funds).
(May 1991 to
July 2017);
formerly
Manager, U.S.
Bancorp Fund
Services, LLC
(1998 to July 2017).

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served	Five Years	Trustee(2)	Five Years(3)
Raymond B. Woolson	Trustee	Indefinite	President,	2	Trustee,
(age 59)		term*;	Apogee Group,		Advisors
615 E. Michigan St.		since	Inc. (financial		Series Trust
Milwaukee, WI		January	consulting firm)		(for series not
53202		2016.	(1998 to present).		affiliated with
the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Officers

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Douglas G. Hess	President,	Indefinite	Senior Vice President, Compliance and
(age 51)	Chief	term;	Administration, U.S. Bancorp Fund
615 E. Michigan St.	Executive	since	Services, LLC (March 1997 to present).
Milwaukee, WI	Officer	June
53202	and	2003.
Principal
Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 57)	and	term;	Administration, U.S. Bancorp Fund
615 E. Michigan St.	Principal	since	Services, LLC (October 1998 to present).
Milwaukee, WI	Financial	December
53202	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 47)	Treasurer	term;	and Administration, U.S. Bancorp Fund
615 E. Michigan St.		since	Services, LLC (June 2005 to present).
Milwaukee, WI		September
53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp
(age 61)	President,	term;	Fund Services, LLC and Vice President,
615 E. Michigan St.	Chief	since	U.S. Bank N.A. (February 2008
Milwaukee, WI	Compliance	September	to present).
53202	Officer and	2009.
AML Officer

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Emily R.	Secretary	Indefinite	Vice President, U.S. Bancorp Fund
Enslow, Esq.		term;	Services, LLC (July 2013 to present);
(age 31)		since	Proxy Voting Coordinator and Class
615 E. Michigan St.		December	Action Administrator, Artisan Partners
Milwaukee, WI		2017.	Limited Partnership (September 2012
53202			to July 2013).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2018, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-743-6562 or by visiting the Funds’ website at www.shenkmancapital.com.

SHENKMAN CAPITAL FUNDS

NOTICE TO SHAREHOLDERS
September 30, 2018 (Unaudited)

Federal Tax Distribution Information

For the fiscal year ended September 30, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Shenkman Capital Floating Rate High Income Fund	0.00%
Shenkman Capital Short Duration High Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2018 was as follows:

Shenkman Capital Floating Rate High Income Fund	0.00%
Shenkman Capital Short Duration High Income Fund	0.00%

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-SHENKMAN (1-855-743-6562).

SHENKMAN CAPITAL FUNDS

NOTICE TO SHAREHOLDERS – Continued
September 30, 2018 (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-SHENKMAN (1-855-743-6562) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

SHENKMAN CAPITAL FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Shenkman Capital Management, Inc.
461 Fifth Avenue, 22nd Floor
New York, NY  10017

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 743-6562

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

SJ-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$43,400	$40,900
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2018	FYE 9/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date   12/10/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date   12/10/18

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date   12/10/18

* Print the name and title of each signing officer under his or her signature.